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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BROADWIND ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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BROADWIND ENERGY, INC.

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        Notice is hereby given to the holders of the shares of common stock of Broadwind Energy, Inc., a Delaware corporation (the "Company" or "Broadwind"), that the Annual Meeting of Stockholders (the "Annual Meeting") will be held at 8:00 a.m., Central Daylight Time, on Tuesday, June 9, 2009, at the Hilton Garden Inn, 4449 Ridgemont Drive, Abilene, Texas 79606, to consider and act upon the following matters:

  1.
  To elect the six (6) director nominees named in the attached proxy statement to serve on the Board of Directors for a term of one year or until their successors are duly elected and qualified.

  2.
  To approve an amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan to 5,500,000.

  3.
  To ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for 2009.

  4.
  To consider and act upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

        Only stockholders of record at the close of business on April 23, 2009 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement thereof.

        We ask that you review the proxy statement carefully and complete, sign, date and return the enclosed proxy in the envelope provided or vote over the internet or by telephone, as described on the enclosed proxy. Your vote is important. The prompt return of proxies will save the Company the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS
James M. Lindstrom Chairman of the Board of Directors

Naperville, Illinois
April 29, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2009

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available on our Internet website, www.broadwindenergy.com.

BROADWIND ENERGY, INC.

Annual Meeting of Stockholders
June 9, 2009

PROXY STATEMENT

 INTRODUCTION

        Your proxy is solicited by the Board of Directors of Broadwind Energy, Inc., a Delaware corporation ("Broadwind" or the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, June 9, 2009, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment or postponement thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        You may vote your shares by telephone, over the Internet or by mail by following the instructions on the enclosed proxy. If you vote by telephone or over the Internet, you do not need to return your proxy by mail. Internet and telephone voting facilities will close at 12:00 p.m., Central Daylight Time, on June 8, 2009. If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.

        The presence at the Annual Meeting in person or by proxy of the holders of a majority of our outstanding shares of common stock entitled to vote shall constitute a quorum for the transaction of business. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum, but otherwise shall have no effect since the shares are not entitled to vote with regard to a proposal. Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Company, who will forward it to the person or persons appointed by the Company to count the votes of stockholders, or by attending and voting at the meeting. Proxies not revoked will be voted in accordance with the choice specified by stockholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein.

        A vote of a plurality of the votes cast by the holders of the shares of the Company's common stock present in person or by proxy at the Annual Meeting is required to elect each of the director nominees. Abstentions and broker "non-votes" in connection with the election of directors will have no effect on such election since directors are elected by a plurality of the votes cast at the Annual Meeting.

        For all other business matters, including Proposal Nos. 2 and 3, set forth in the Notice of Meeting, the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the Annual Meeting is required to pass the proposal. Abstentions will have the same effect as a vote against any such matters. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of such other business conducted at the Annual Meeting, including Proposal Nos. 2 and 3.

        The mailing address of the principal executive offices of the Company is 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to stockholders on or about April 29, 2009.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed April 23, 2009 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 1, 2009, 96,546,782 shares of the Company's common stock were issued and outstanding. The common stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the meeting. No holders of any capital stock of the Company are entitled to cumulative voting rights.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS

        The following table sets forth as of April 1, 2009 certain information regarding beneficial ownership of our common stock by:

  •
  Each person known to us to beneficially own 5% or more of our common stock;

  •
  Each of our executive officers named in the Summary Compensation Table, who in this proxy statement are collectively referred to as the "named executive officers;"

  •
  Each of our directors (including nominees); and

  •
  All of our executive officers (as that term is defined in the Securities Act of 1933, as amended (the "Securities Act")) and directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of Broadwind common stock set forth opposite the stockholder's name. We have based our calculation of the percentage of beneficial ownership on 96,546,782 shares of our common stock outstanding on April 1, 2009.

Name and Address of Beneficial Owner or Identity of Group(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
		%
5% Beneficial Owners
Jeffrey L. Gendell, with respect to shares directly owned by Tontine Capital Partners, L.P., Tontine Capital Overseas Master Fund, L.P., Tontine Partners, L.P., Tontine Overseas Fund, Ltd. and by Tontine 25 Overseas Master Fund, L.P.(3)(4)	47,003,635	48.7%
55 Railroad Avenue, 1st Floor Greenwich, CT 06830
Executive Officers and Directors
Charles H. Beynon(5)	74,480	*
J. Cameron Drecoll(6)	12,700,868	13.2%
William E. Fejes, Jr.	0	*
Terence P. Fox(7)	5,095,175	5.3%
Matthew J. Gadow(8)	85,000	*
Steven A. Huntington(9)	15,000	*
James M. Lindstrom(10)	0	*
Lars Moller(11)	105,000	*
Robert A. Paxton	16,258	*
David P. Reiland(12)	8,333	*
J.D. Rubin	17,419	*
All executive officers and directors as a group (11 persons)	18,117,533	18.7%

*
Less than 1%

(1)
The address for each of our directors and officers is 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540.

(2)
Based on 96,546,782 common shares issued and outstanding as of April 1, 2009. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of April 1, 2009, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(3)
Represents 19,431,022 shares held by Tontine Capital Partners, L.P., a Delaware limited partnership ("TCP"); 5,556,666 shares held by Tontine Capital Overseas Master Fund, L.P., a Cayman Island limited partnership ("TMF"); 13,159,665 shares held by Tontine Partners, L.P., a Delaware limited partnership ("TP"); 5,103,141 shares held by Tontine Overseas Fund, Ltd., a Cayman Islands exempted company ("TOF"); and 3,753,141 shares held by Tontine 25 Overseas Master Fund, L.P., a Cayman Islands limited partnership ("T25," and together with TCP, TMF, TP, TOF and affiliates, "Tontine"), as set forth in Tontine's most recent Schedule 13D/A filing with the Securities and Exchange Commission ("SEC") on January 16, 2009. These amounts include 7,537,688 shares of Broadwind common stock issued to TCP pursuant to a Securities Purchase Agreement dated April 22, 2008 and 601,472, 1,652,996 and 1,078,864 shares of Broadwind common stock acquired by TMF, TP and TOF, respectively, pursuant to their exercise of conversion rights under senior subordinated convertible notes issued to them by Broadwind in October 2007. Each of TMF, TP and TOF converted the original principal amount of the senior subordinated convertible notes on April 24, 2008.

  Mr. Jeffrey Gendell is the managing member of the following entities: (i) Tontine Capital Management, L.L.C., a Delaware limited liability company that is the general partner of TCP and T25; (ii) Tontine Capital Overseas GP, L.L.C., a Delaware limited liability company that is the general partner of TMF; (iii) Tontine Management, L.L.C., a Delaware limited liability company that is the general partner of TP; and (iv) Tontine Overseas Associates, L.L.C., a Delaware limited liability company that is the investment advisor for TOF. Therefore, Mr. Gendell is deemed to beneficially own the shares owned by TCP, TMF, TP, TOF and T25. Tontine and its affiliates have shared voting and dispositive powers with respect to these shares. See "Certain Transactions and Business Relationships" below for a description of the transactions in which Tontine acquired most of these shares. Tontine has voting control over additional shares of our common stock for certain matters, pursuant to the following proxy agreements:

  The Founding Stockholders' Proxy Agreements:    In connection with a Securities Purchase Agreement among TCP and TMF, as buyers, and Raymond L. Brickner III, Christopher C. Allie, Daniel P. Wergin and Terence P. Fox, as sellers (together, the "Founding Stockholders"), which was entered into in March 2007, each of the Founding Stockholders entered into an irrevocable proxy agreement with TCP and TMF (the "Founding Stockholders' Proxy Agreements"), whereby each Founding Stockholder appointed each of TCP or TMF and any other person appointed by those entities as a proxy with respect to any and all shares of our common stock then beneficially owned or subsequently acquired by such persons, including shares over which such persons have voting control as trustee or in any other capacity, with respect to the following matters: (i) ensuring that any future acquisitions by Tontine entities of up to 35% of our fully-diluted outstanding common stock will not be subject to anti-takeover provisions included in any of our organizational documents or the laws and regulations of any governmental authority; and (ii) electing directors for the purpose of enforcing the rights of TCP and TMF to appoint designees to our Board of Directors, which right was granted to TCP and TMF in a Securities Purchase Agreement dated March 1, 2007 among TCP, TMF and us (then known as Tower Tech Holdings Inc.) (the "March 2007 Agreement"). Pursuant to the Founding Stockholders' Proxy Agreements, each of the Founding Stockholders also agreed in his capacity as a director on our Board of Directors to vote for the Board of Directors designees of TCP and TMF and to enforce the rights of those entities in connection with any future acquisitions by them of our common stock. The Founding Stockholders' Proxy Agreements terminate automatically at such time as Tontine no longer has the right to acquire our common stock or appoint directors to our Board of Directors.

  The Brad Foote Proxy Agreement:    In connection with our acquisition of Brad Foote Gear Works, Inc., a gearing systems manufacturer ("Brad Foote") and the appointment of J. Cameron Drecoll as our director and Chief Executive Officer, the former Brad Foote stockholders and Tontine entered into a proxy agreement, whereby Tontine agreed that, so long as the former Brad Foote stockholders collectively own at least 15% of our common stock, Tontine will vote its shares of our common stock for Mr. Drecoll in any election of directors to our Board of Directors. The former Brad Foote stockholders similarly agreed that, so long as Tontine and its affiliates have the right to appoint at least one director to our Board of Directors under either the March 2007 Agreement or the August 2007 Agreement (as defined below), the Brad Foote stockholders will vote their shares of our common stock in favor of the election of those individuals appointed by Tontine. We issued a total of 16,036,450 shares of our common stock to the former Brad Foote stockholders as consideration for the acquisition.

(4)
Tontine entered into a Right of First Offer and Right of First Refusal Letter with the Company, Integritas Inc. and the Founding Stockholders and certain trusts controlled by the Founding Stockholders pursuant to which Tontine has the right to purchase additional shares of the Company's common stock in certain instances.

(5)
Includes 11,666 vested but unexercised options to purchase Broadwind common stock, of which 3,333 vest as of April 13, 2009.

(6)
Mr. Drecoll acquired his shares of our common stock, and was appointed as a director and Chief Executive Officer, in connection with our acquisition of Brad Foote. Mr. Drecoll has entered into a voting agreement with Tontine, the terms of which are described above in Footnote 3 to this table. Includes 1,980,000 shares of Company common stock held by Mr. Drecoll in escrow as of April 1, 2009 and which is subject to forfeiture during the 18-month period following the date of the Stock Purchase Agreement for the acquisition of Brad Foote to satisfy claims arising as a result of a breach of any of the representations and warranties or covenants in such agreement. Subject to its terms, the escrow provision expires on April 19, 2009.

(7)
Includes 1,000,000 shares held indirectly by the Raymond L. Brickner III and Debra L. Brickner Irrevocable Trust dated May 1, 2005 and 1,500,000 shares held indirectly by the Wergin Family Dynasty Trust 2005. With respect to certain matters, as described above in Footnote 3 to this Beneficial Ownership Table, Mr. Fox has appointed TCP and TMF as a proxy with respect to any and all shares of Broadwind common stock beneficially owned by him, including shares over which he has voting control as trustee or in any other capacity.

(8)
Includes 80,000 vested but unexercised options to purchase Broadwind common stock.

(9)
Includes 10,000 vested but unexercised options to purchase Broadwind common stock. Mr. Huntington resigned as Chief Financial Officer effective May 1, 2008 at which time he began serving as the Vice President—Finance of Tower Tech Systems Inc. ("Tower Tech").

(10)
Mr. Lindstrom is employed by an affiliate of Tontine. He disclaims beneficial ownership of the shares beneficially owned by Tontine.

(11)
Includes 100,000 vested but unexercised options to purchase Broadwind common stock.

(12)
Includes 8,333 vested but unexercised options to purchase Broadwind common stock as of April 16, 2009.

ELECTION OF NOMINEES FOR DIRECTOR
(Proposal No. 1)

General Information

        Pursuant to a recommendation by the Governance/Nominating Committee, the Board of Directors has determined that the number of directors for the ensuing year will be set at six (6) and that six (6) directors will be elected at the Annual Meeting. All of the nominees are current members of the Board of Directors. Under the Company's Bylaws and applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the votes cast.

        In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee.

        The names and ages of all of our directors and the positions held by each with the Company are as follows:

Name	Age	Position
Charles H. Beynon(1)(2)	60	Director
J. Cameron Drecoll(3)	54	Director; Chief Executive Officer
William T. Fejes, Jr.(2)(4)(5)	53	Director
Terence P. Fox(1)(4)	53	Director
James M. Lindstrom(1)(3)(4)	36	Chairman of the Board
David P. Reiland(2)(3)(6)	55	Director

    (1)
    Member of the Compensation Committee.

    (2)
    Member of the Audit Committee.

    (3)
    Member of the Executive Committee.

    (4)
    Member of the Governance/Nominating Committee.

    (5)
    Mr. Fejes was appointed to the Board of Directors effective March 19, 2009.

    (6)
    Member of the Finance Committee

        Charles H. Beynon has served as a member of the Company's Board of Directors since October 24, 2007. He is the Chairman of the Audit Committee and is designated as a financial expert. Mr. Beynon is also a member of the Compensation Committee. Mr. Beynon is a Certified Public Accountant in Texas and also serves as a director of Integrated Electrical Services, Inc., a public company. Mr. Beynon retired as a partner from Arthur Andersen & Co. in 2002 after a 29-year career with the firm, including 19 years as a partner. He served as a division head in the firm's Houston office where he was principally responsible for the firm's services to middle market non-energy related clients.

        John Cameron Drecoll has served as our Chief Executive Officer and also as a director since October 19, 2007. He was appointed to these positions in connection with our acquisition of Brad Foote on October 19, 2007, where Mr. Drecoll held the positions of majority stockholder and Chief Executive Officer since 1996. Mr. Drecoll has more than 30 years of experience in the industrial manufacturing segment. Prior to acquiring Brad Foote, Mr. Drecoll was a Vice President of Regal Beloit Corporation, a public company that designs, manufactures and markets industrial power transmission equipment. In that role he specialized in integration and turnaround of new acquisitions. During his 15 years at Regal Beloit, the company enjoyed a five-fold increase in sales. Mr. Drecoll served on the Board of Directors of the American Gear Manufacturer Association and served as Chairman in 2003. Mr. Drecoll received a Mechanical Engineering degree and a Masters of Business Administration from Marquette University.

        William T. Fejes, Jr. has served as a member of the Company's Board of Directors since March 19, 2009. Mr. Fejes is a member of the Audit Committee and Chairman of the Nominating/Governance Committee. Mr. Fejes has been the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length, since 2007. Prior to joining Seakeeper, Mr. Fejes was the President and Chief Executive Officer of TB Wood's Incorporated, a public company that designs, manufactures and markets industrial power transmission components, for three years. Mr. Fejes also held various executive management roles at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products, for eighteen years. Mr. Fejes received both his Bachelor of Science degree and Master of Science degree in electrical engineering from the Massachusetts Institute of Technology.

        Terence P. Fox has served as a member of the Company's Board of Directors since February 2006. Mr. Fox is a member of the Compensation Committee and Governance/Nominating Committee. He has been a partner in the law firm of Kummer, Lambert & Fox, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1987. Mr. Fox graduated from the University of Wisconsin—Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the board of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin area.

        James M. Lindstrom has served as a member of the Company's Board of Directors since October 24, 2007. He is Chairman of the Board of Directors and is Chairman of the Compensation and Executive Committees. Mr. Lindstrom is also a member of the Governance/Nominating Committee. He has been employed by Tontine Associates, LLC, a Greenwich, Connecticut-based investment partnership, since February 2006. From 2003 to 2006, Mr. Lindstrom was Chief Financial Officer of Centrue Financial Corporation, a regional financial services company, and has prior experience in private equity and investment banking. Mr. Lindstrom received his BA from Colby College and his MBA from the Tuck School of Business at Dartmouth.

        David P. Reiland has served as a member of the Company's Board of Directors since April 16, 2008, is a member of the Audit Committee and is designated as a financial expert. Mr. Reiland is also Chairman of the Finance Committee and a member of the Executive Committee. Mr. Reiland was employed by Magnetek, Inc., a public company that develops, manufacturers and markets power and motion control systems, from August 1986 until January 2009, where he held numerous high-level positions, including executive vice president, chief financial officer, controller and vice president of finance, and served as Chief Executive Officer and President of Magnetek from October 2006 until October 2008. Mr. Reiland continues to serve on the board of directors of Magnetek. Prior to joining Magnetek, Mr. Reiland was an audit manager with Arthur Andersen & Co. Mr. Reiland is a certified public accountant who also holds an undergraduate degree in financial management from California State University, Long Beach, and a Masters in Business Administration from the University of Southern California.

CORPORATE GOVERNANCE

Independence

        The Board of Directors has determined that currently and at all times during the year ended December 31, 2008, a majority of its members are and have been "independent" as defined by the listing standards of the Nasdaq Stock Market ("Nasdaq"). The Board of Directors considers in its evaluation of independence any existing related-party transactions, which are discussed later in this proxy statement in the section entitled "Certain Transactions and Business Relationships." The Board of Directors' determination is based on its belief that none of the independent directors have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The current independent directors are James M. Lindstrom, Charles H. Beynon, Terence P. Fox, David P. Reiland and William T. Fejes, Jr.

Code of Ethics and Business Conduct

        The Company has a Code of Ethics and Business Conduct ("Code of Ethics") that applies to all of our employees, directors, and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website,

www.broadwindenergy.com, and is available in print, free of charge to any stockholder who sends a request for a paper copy to Broadwind Energy, Inc., Attn: Investor Relations, 47 East Chicago Avenue, Suite 332, Naperville, IL 60540. Broadwind intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the Company's Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board of Directors. Stockholder communications to the Board of Directors should be sent to:

Broadwind Energy, Inc.
Attn: Corporate Secretary
47 East Chicago Avenue
Suite 332
Naperville, Illinois 60540

Director Attendance at Annual Meetings

        Directors' attendance at Annual Meetings of Stockholders can provide stockholders with an opportunity to communicate with directors about issues affecting the Company. Our Principles of Corporate Governance encourage our directors to attend the Annual Meeting of Stockholders. All of our directors attended the 2008 Annual Meeting of Stockholders.

Committee and Board of Directors Meetings

        During 2008, the Board of Directors met thirteen (13) times, including in-person and telephonic meetings. The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with the Company's charter and bylaws and Delaware law.

        The Company's Board of Directors has five standing committees: the Audit Committee, the Compensation Committee, the Governance/Nominating Committee, the Executive Committee and the Finance Committee. The Audit, Compensation and Governance/Nominating Committees were formed in October 2007. The Executive Committee was formed in August 2008. The Finance Committee was formed in November 2008.

        In 2008, each director attended 90% or more of the aggregate number of meetings of the Board of Directors and of committees of which he was a member.

  Current Committee Membership

        The following table sets forth the membership of each of the Company's committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
Charles H. Beynon (Chair)	James M. Lindstrom (Chair)	William T. Fejes, Jr.
David P. Reiland	Charles H. Beynon	James M. Lindstrom
William T. Fejes, Jr. (Chair)	Terence P. Fox	Terence P. Fox

Executive Committee	Finance Committee
James M. Lindstrom (Chair)	David P. Reiland (Chair)
J. Cameron Drecoll
David P. Reiland

Audit Committee

        The Board of Directors maintains an Audit Committee comprised of three of our independent directors, including two financial experts (as defined below). The current members of the Audit Committee are Charles H. Beynon (Chair), David P. Reiland and William T. Fejes, Jr. William M. Barrett served on the Audit Committee until his resignation from the Board of Directors effective February 3, 2009. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the Nasdaq Marketplace Rule that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by Nasdaq Rule 4200(a)(15), and that the Audit Committee and its members satisfy the criteria of Section 10A(m)(3) and Rule 10A-3 of the Securities Exchange Act of 1934. The primary function of the Audit Committee is assisting the Board of Directors with oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.broadwindenergy.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007. The Audit Committee met nine (9) times in 2008.

  Audit Committee Charter and Scope of Authority

        Under the Audit Committee's written charter, the primary duties and responsibilities of the Audit Committee include, but are not limited to, the following:

  •
  Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

  •
  Review with management and the independent accountants any quarterly or annual report prior to its filing and any release of earnings prior to its release.

  •
  Appoint, compensate and oversee the Company's independent accountants. The Company's independent accountants report directly to the Audit Committee. Pre-approve all audit services and non-audit services to be performed by the Company's independent accountants.

  •
  Periodically consult with the independent accountants outside of the presence of management regarding the integrity of the Company's internal and external reporting processes, adequacy of internal controls and the fullness and accuracy of the Company's financial statements.

  •
  Inquire of management and external accountants about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individual material gaps and/or failures in the Company's internal control procedures.

  •
  Review the audit scope and plan of internal auditors and independent auditors in order to ensure coordination of efforts, completeness of coverage, reduction of redundant efforts and effective use of audit resources.

  •
  Prepare an annual Audit Committee Report to be presented to the Board of Directors.

  •
  At least annually, or more frequently as may be necessary, each executive officer and director of the Company shall report to the Audit Committee regarding all related-party transactions to which such person and the Company may be a party prior to the implementation of such transaction to assess whether such transactions meet applicable legal requirements.

  •
  As required by the applicable regulations of the SEC and Nasdaq, establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing, including, among other things, procedures that allow employees to submit concerns regarding questionable accounting and auditing matters on an anonymous basis.

  •
  Review annually the Audit Committee's charter, make appropriate recommendations to the Governance/Nominating Committee, and publish its Charter in accordance with applicable SEC and Nasdaq rules and regulations.

  Audit Committee Financial Experts

        The Board of Directors has determined that each of Charles H. Beynon and David P. Reiland is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act. The designation of Messrs. Beynon and Reiland as audit committee financial experts does not impose on Messrs. Beynon or Reiland any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Messrs. Beynon and Reiland as members of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Audit Committee Report

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing, and financial reporting practices of Broadwind. In discharging its responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T; and

  (3)
  reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and discussed with the independent registered public accounting firm its independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission.

Members of the Audit Committee: Charles H. Beynon (Chair) William T. Fejes, Jr. David P. Reiland

Compensation Committee

        The responsibility for evaluation of the compensation policies of the Company, oversight of management's performance, and recommendations regarding compensation of senior management, has been delegated by the Board of Directors to the Compensation Committee. The current members of the Compensation Committee are James M. Lindstrom (Chair), Charles H. Beynon and Terence P. Fox. Messrs. Lindstrom, Beynon and Fox satisfy, in the judgment of the Board of Directors, the independence requirements of Nasdaq Rule 4200(a)(15).

  Compensation Committee Charter and Scope of Authority

        Under the Compensation Committee's written charter, the primary duties and responsibilities of the Compensation Committee include the following:

  •
  Periodically review with management the Company's philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective, and the fair and equitable compensation of all employees.

  •
  Annually consider the relationship between the Company's strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible.

  •
  Annually review the individual and Company performance goals and objectives of the Chief Executive Officer and other senior management, evaluate such officers' performance in light of these goals, and determine and approve appropriate compensation levels and equity grants based on this evaluation, market data and the Company's compensation philosophy.

  •
  Review senior management compensation policies and plans, including incentive plans, equity plans, benefits and perquisites.

  •
  Review development plans for senior management.

  •
  Periodically review with management, and advise the Board of Directors with respect to, management's assessment of the effectiveness of the Company's human resources policies, strategies and programs, including compensation levels, employee deferred compensation plans, employee benefits, and the ability to attract, develop and retain talent.

  •
  Periodically review with management, and advise the Board of Directors with respect to, equity compensation plans and related registration statements and report to the full Board of Directors if any stockholder approval or additional registration is necessary.

  •
  Periodically review with management, and advise the Board of Directors with respect to administration of, employee benefit plans.

  •
  Review and recommend compensation plans for members of the Board of Directors.

  •
  Assist the Board of Directors and the Company in developing and reviewing public disclosure of matters relating to the compensation of the Company's directors, senior management and Chief Executive Officer, as required by applicable laws or regulations or as the Board of Directors deems to be in the best interest of the Company.

  •
  Review periodically the Compensation Committee's charter, and make appropriate recommendations to the Company's Governance/Nominating Committee.

        The Compensation Committee charter is posted on our Internet website, www.broadwindenergy.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007. The Compensation Committee met eight (8) times in 2008.

        In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to the Chief Executive Officer and any other officer of the Company or its subsidiaries so designated by the Chief Executive Officer. Other than giving such recommendations, however, the Chief Executive Officer and other senior management have no formal role and no authority to determine the amount or form of executive and director compensation.

        The Compensation Committee may, at the expense of the Company, retain legal counsel (which may, but need not be, the regular corporate counsel to the Company) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such advisors' fees and other retention terms and to terminate its relationship with any advisor that it retains. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual committee members.

Governance/Nominating Committee

        The current members of the Governance/Nominating Committee are William T. Fejes, Jr. (Chair), James M. Lindstrom and Terence P. Fox. William M. Barrett served as chair of the Governance/Nominating Committee until his resignation from the Board of Directors effective February 3, 2009. The Board of Directors believes that each member of the Governance/Nominating Committee satisfies the independence requirements of Nasdaq Rule 4200(a)(15). The nominees for election to the Board of Directors at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.broadwindenergy.com, and may be amended by approval of the Board of Directors, upon recommendation by the Governance/Nominating Committee. The charter was approved on December 13, 2007 and amended on November 10, 2008. The Governance/Nominating Committee met three (3) times in 2008.

        The Governance/Nominating Committee will review director nominees proposed by stockholders. A stockholder who wishes to recommend one or more director nominees must provide a written recommendation to the Secretary of the Company, at Broadwind Energy, Inc., 47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540. Notice of a recommendation must include:

        with respect to the stockholder:

  •
  such stockholder's name and address, and

  •
  the class and number of shares of the Company's common stock such stockholder owns;

        with respect to the director nominee:

  •
  name, age, business address and residence address,

  •
  current principal occupation,

  •
  five year employment history with employer names and a description of the employer's business,

  •
  the number of shares of the Company's common stock beneficially owned by the director nominee,

  •
  whether such director nominee can read and understand basic financial statements,

  •
  board membership(s), if any, and

  •
  a description of the experience and character traits of the director nominee that, based on the board membership criteria (as described below), cause the director nominee to be suitable for

    Board of Directors membership, and, if desired, an explanation of why the stockholder believes that the director nominee would make a meaningful contribution to the Board of Directors.

        The recommendation must be accompanied by a written consent of the director nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

        The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board of Directors; for developing and recommending to the Board of Directors a set of Principles of Corporate Governance for the Company; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

        The Governance/Nominating Committee will consider candidates for the Board of Directors who are recommended by stockholders, directors, third party search firms engaged by the Company and other sources. When selecting candidates for recommendation to the Board of Directors, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board of Directors and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

  •
  the independence standards established by the Company, the presence of any material interests that could cause a conflict between the Company's interests and the interests of the director nominee, and the director nominee's ability to exercise his or her best business judgment in the interest of all stockholders;

  •
  the director nominee's willingness to adhere to the Company's Code of Ethics;

  •
  the director nominee's ability to devote sufficient time to the business of the Board of Directors and at least one of the standing committees of the Board of Directors, in light of the number of other boards on which the director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the director nominee;

  •
  the appropriate size and the diversity of the Company's Board of Directors;

  •
  the knowledge, skills and experience of the director nominee, including experience in the industry in which the Company operates, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

  •
  the director nominee's familiarity with domestic and international business matters;

  •
  legal and regulatory requirements that are applicable to the Company;

  •
  the director nominee's experience with accounting rules and practices;

  •
  the director nominee's ability to enhance the relationship of the Company's business to the changing needs of society; and

  •
  the desire of the Board of Directors to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

Executive Committee

        The Executive Committee currently consists of James M. Lindstrom (Chair), J. Cameron Drecoll and David P. Reiland. The Executive Committee did not meet during fiscal 2008 but did communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of its members, in accordance with the Company's Bylaws and applicable Delaware law.

        The Executive Committee's primary responsibility is to serve as an administrative committee of the Board to facilitate approval of certain corporate actions that do not require consideration by the full Board relating to the management of the business and affairs of the Company as are specifically delegated to it by resolution of the full Board; provided, however, that the Executive Committee's authority does not extend to several actions, including amending the Company's Certificate of Incorporation or Bylaws, recommending to the stockholders of the Company or approving any tender offer or exchange offer, or the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the stockholders of the Company or approving a dissolution of the Company or a revocation of a dissolution, recommending to the stockholders any transaction which needs stockholder approval, declaring dividends, authorizing the issuance or repurchase of stock of the Company.

Finance Committee

        David P. Reiland is the only current member and the Chair of the Finance Committee. William M. Barrett served on the Finance Committee until his resignation from the Board of Directors, effective February 3, 2009. The Finance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company's financial affairs, including the Company's liquidity, short and long-term financing plans and capital structure, reviews the annual business plan of the Company and performs other duties as the Board of Directors may delegate from time to time. The Finance Committee did not have any formal meetings in 2008 but began informally meeting with management representatives on a weekly basis shortly after it was formed in November 2008.

2008 Director Compensation

        On October 24, 2007, the Broadwind Energy, Inc. Board Compensation Plan (the "2007 Board Compensation Plan") was declared effective by the Board of Directors. Prior to the effective date of the 2007 Board Compensation Plan, our directors did not receive compensation. In 2008, each eligible director (as defined below) was compensated in accordance with the 2007 Board Compensation Plan.

        The 2007 Board Compensation Plan provided that each eligible director received $3,750 per calendar quarter for Board of Directors membership, $600 for each meeting that he or she personally attended and $500 for each meeting that he or she telephonically attended. Committee chairpersons received an additional cash fee of $3,750 per calendar quarter for their service, $1,100 for each committee meeting that he or she personally attended and $500 for each committee meeting that he or she telephonically attended. Other committee members received $600 for each committee meeting that he or she personally attended and $500 for each committee meeting that he or she telephonically attended. An "eligible director" is defined as a non-employee member of the Board of Directors who is not otherwise compensated by Broadwind.

        The 2007 Board Compensation Plan was terminated on March 11, 2009. In its place, the Board of Directors approved a board compensation program (the "2009 Board Compensation Program") on March 11, 2009. Under the 2009 Board Compensation Program:

  •
  each eligible director (as defined above) receives an annual equity grant of Restricted Stock Units ("RSUs") with an economic value of $25,000 and is paid a cash fee of $12,500 per calendar quarter for board membership, $1,250 for each Board of Directors or stockholder meeting that he or she personally attends and $750 for each Board of Directors or stockholder meeting that he or she telephonically attends;

  •
  an outside chairman of the Board of Directors is paid an additional cash fee of $12,500 per calendar quarter for service on the Board of Directors;

  •
  committee chairpersons are paid an additional cash fee of $3,750 per calendar quarter;

  •
  committee members other than committee chairpersons are paid an additional cash fee of $1,250 per calendar quarter;

  •
  committee chairpersons and members are paid $1,250 for each committee meeting that he or she personally attends and $750 for each committee meeting that he or she telephonically attends; and

  •
  payments are made quarterly in arrears by the end of the first month following the quarter.

        In connection with their appointment as directors, the Board of Directors granted to each of Messrs. Barrett, Beynon and Reiland, non-qualified stock options to purchase 25,000 shares of the Company's common stock under the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the "2007 Plan"), which was approved by the Board of Directors on August 20, 2007, was approved by the Company's stockholders on June 20, 2008 and amended in August 2008. In addition, the Board of Directors granted to Mr. Beynon non-qualified stock options to purchase 10,000 shares of the Company's common stock under the Plan in his capacity as Audit Committee Chair to recognize his efforts in connection with the preparation of the Company's Annual Report on Form 10-KSB for the 2007 fiscal year. The options will vest ratably over a three-year period and have ten-year terms. The exercise price is equal to the fair market value on the date of the grant.

        In connection with his appointment as a director, the Board of Directors granted to William T. Fejes, Jr. an RSU award of 7,042 shares of the Company's common stock under the 2007 Plan. The RSU award to Mr. Fejes will vest one year after the date of grant.

        Each non-employee director is eligible to participate in the Broadwind Energy, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"), which was adopted by the Board of Directors on October 24, 2007. The Deferred Compensation Plan is an unfunded deferred compensation arrangement subject to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "IRC"). During 2008, three of our directors elected to participate in the Deferred Compensation Plan. The value of each participant's account is deemed invested in shares of Broadwind common stock and is payable upon separation from service or, in the Administrator's discretion, upon an unforeseeable emergency. There were no earnings on deferred compensation for 2008.

2008 Director Compensation Table

Name	Fees Earned or Paid in Cash(1)($)		Option Awards(2)($)	Total($)
James M. Lindstrom Chairman of the Board of Directors	$47,800		—	$47,800
Charles H. Beynon Audit Committee Chair	$29,047	(4)	$58,518	$87,565
Raymond L. Brickner, III(3) President	$0		—	$0
William M Barrett(5) Governance/Nominating Committee Chair	$27,155	(4)	$45,792	$72,947
J. Cameron Drecoll Chief Executive Officer	$0		—	$0
Terence P. Fox Director	$23,383	(4)	—	$23,383
David P. Reiland Director	$34,650		$34,354	$69,004
Daniel P. Wergin(6) Director	$7,341		—	$7,341

(1)
All directors received the amount of cash compensation to which they were entitled under the Board Compensation Plan, as described in the paragraphs directly preceding this Director Compensation Table in the section entitled "2008 Director Compensation." The 2007 Board Compensation Plan was declared effective October 24, 2007 and was terminated on March 11, 2009.

(2)
Represents the amounts expensed for financial statement reporting purposes for the year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment ("SFAS No. 123(R)"), for outstanding option awards granted to directors during 2008. The assumptions used to determine the valuation of the awards are discussed in Note 20 to our consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2008. On December 31, 2008, the aggregate number of option awards outstanding for each non-employee director was as follows: James M. Lindstrom, 0; Charles H. Beynon, 35,000; William M. Barrett, 25,000; Terence P. Fox, 0 and David P. Reiland, 25,000. The grant date fair value of each such stock awards was as follows: Mr. Beynon, 25,000 shares at $8.00 per share on October 24, 2007 and 10,000 shares at $9.40 per share on April 13, 2008; Mr. Barrett, 25,000 shares at $8.00 per share on October 24, 2007 and Mr. Reiland, 25,000 shares at $10.25 per share on April 16, 2008

(3)
Mr. Brickner served on our Board of Directors until his resignation in April 2008.

(4)
Individual elected to defer Board of Director fees. The Company maintains a deferred compensation plan for certain key employees and nonemployee directors, whereby certain wages earned, compensation for services rendered, and discretionary company-matching contributions are deferred and deemed to be invested in the Company's common stock. Changes in the fair value of the plan liability are recorded as charges or credits to compensation expense. The fair value of the plan liability to the Company is included in accrued liabilities in the Company's consolidated balance sheets.

(5)
Mr. Barrett served on our Board of Directors until his resignation in February 2009.

(6)
Mr. Wergin served on our Board of Directors until his resignation in January 2008.

VOTE REQUIRED

        The Board of Directors recommends that you vote "FOR" each of the nominees to the Board of Directors set forth in this Proposal No. 1. Under the Company's Bylaws and applicable Delaware law, the election of each nominee requires the affirmative vote of a plurality of the votes of the shares present in person or by proxy at the Annual Meeting.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        Under its charter and applicable provisions of the Company's Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered "related party transactions" under Rule 404 of Regulation S-K of the Securities Act and to assess whether such transactions meet applicable legal requirements. Directors who believe that they may be related parties in transactions with the Company will inform the Board of Directors or Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, the transaction must be approved or ratified in good faith by the Board of Directors or Audit Committee by a majority vote of disinterested directors, be approved in good faith by a vote of stockholders sufficient for the purpose, or be fair to the Company at the time the transaction is approved or ratified. In addition, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board of Directors or Audit Committee in which the transaction was approved or the related party's vote was counted for such purpose, if the material facts as to the related party's relationship or interest as to the transaction are disclosed or known to the Board of Directors or Audit Committee or to the stockholders entitled to vote thereon.

Certain Transactions and Business Relationships

  Indebtedness of Founding Stockholders to Company

        At December 31, 2007, the Founding Stockholders owed us an aggregate of $282,000, which represents amounts paid by Broadwind on behalf of the Founding Stockholders in connection with a finders' fee for the March 2007 sale of stock by each of the stockholders to TCP and TMF. We wrote off this amount in the fourth quarter of 2008 and no longer consider it a receivable.

  Tontine Financing Agreements

        On April 24, 2008, TP, TMF and TOF each converted the original principal amount of their respective senior subordinated convertible promissory notes issued in October 2007 into newly issued shares of Broadwind common stock at a conversion rate of $7.50 per share. Upon conversion, TP received 1,652,996 shares, TMF received 601,472 shares and TOMF received 1,078,864 shares.

        On January 16, 2008, in accordance with an amended and restated securities purchase agreement that was executed on January 3, 2008 (the "January 2008 Agreement"), Broadwind completed a private placement to TP and T25. TP and T25 purchased an aggregate of 2,031,250 shares of Broadwind common stock at $8.48 per share for a total purchase price of $17,225. Broadwind used the proceeds to finance the acquisition of Energy Maintenance Service, LLC.

        On April 24, 2008, in accordance with a securities purchase agreement that was executed on June 5, 2008, Broadwind completed the first of two installments of a private placement to TCP, TP, TOF and T25, at which TP, TOF and T25 purchased an aggregate of 5,025,126 shares of Broadwind common stock at $7.96 per share for a total purchase price of approximately $40,000,000. TCP also agreed to purchase at a subsequent date an additional 7,537,688 shares of Broadwind common stock at $7.96 per share for a total purchase price of approximately $60,000,000. TCP purchased such shares on April 22, 2008. Broadwind used a majority of the proceeds for general working capital requirements, capital expansion projects and its acquisition of Badger Transport, Inc.

        In March 2007, the Company entered into a Registration Rights Agreement (as amended, the "Tontine Registration Rights Agreement") with TCP and TOF. The Tontine Registration Rights Agreement was subsequently amended on October 19, 2007, July 18, 2008, September 12, 2008 and October 31, 2008. Pursuant to the Tontine Registration Rights Agreement, the Company has agreed to register Tontine's shares for resale and has provided Tontine with certain demand and piggyback registration rights. The amendment to the Tontine Registration Rights Agreement dated October 31, 2008 extended the deadline for the Company's obligation to file a registration statement to December 31, 2008. On January 9, 2009, Tontine executed a Waiver (the "Waiver") relating to the Registration Rights Agreement. The Waiver waived the requirement that the Company file a registration statement to register shares held by Tontine (the "Tontine Registration Statement") no later than December 31, 2008 and extended the deadline for the Company's obligation to file the Tontine Registration Statement to March 31, 2009. On April 15, 2009, Tontine provided written notice to the Company with a demand that the Company file the Tontine Registration Statement as soon as possible and reserving all of Tontine's rights under the Tontine Registration Rights Agreement.

  Brad Foote Registration Rights Agreement

        In connection with our acquisition of Brad Foote, the Company entered into a registration rights agreement with the former owners of Brad Foote which provides the former owners with certain demand and piggyback registration rights.

  Agreements with City Centre, LLC

        The manufacturing facilities for our Tower Tech and R. B. A., Inc. ("RBA") subsidiaries are leased pursuant to agreements with City Centre, LLC ("City Centre"), a limited liability company owned 25% by the Brickner Family Partnership and 75% by Peninsula Investments, LLC. The Brickner Family Partnership is owned and controlled by Raymond L. Brickner III, who was our President and a member of our Board of Directors until his retirement in April 2008. Peninsula Investments, LLC is comprised of two members, each owning 50%, which are entities controlled by Daniel P. Wergin and Christopher C. Allie. Messrs. Wergin and Allie were members of our Board of Directors until their resignations in June 2007 and January 2008, respectively.

        The lease between Tower Tech and City Centre was originally negotiated in 2005, and amended in December 2007. As amended, the lease provides for monthly rent of $42,000, expires on December 31, 2014, and has five 5-year options to renew. Rent expense for the years ended December 31, 2008 and 2007 was $508,000 and $410,000, respectively. Accrued rent payable to City Centre totaled $0 and $117,000 at December 31, 2008 and 2007, respectively.

        RBA negotiated its lease with City Centre in June 2007, prior to the acquisition of RBA by Broadwind. The lease calls for monthly rent of $8,000. Rent expense for the years ended December 31, 2008 and 2007 was $101,000 and $25,000, respectively.

        On December 26, 2007, Tower Tech executed an additional Lease Agreement with City Centre, the premises of which is a storage facility in Manitowoc, Wisconsin (the "Storage Facility Lease"). The Storage Facility Lease provides that Tower Tech will assume the tenant's interest in a preexisting lease between City Centre and a third party. The prior tenant continued to pay rent through May 31, 2008, but Tower Tech was liable for 2008 real estate taxes and interest due on a $200 advance from City Centre to that tenant for leasehold improvements. The term of the Lease is 15 years, and monthly rent is $19. Rent expense for the year ended December 31, 2008 was $130,000.

        Management believes that the terms of the agreements with City Center are consistent with those that could have been obtained in lease agreements with unrelated third parties.

  Brad Foote Lease Agreements and Real Property Purchases

        In February 2008, Brad Foote completed the purchase of two real estate parcels located in Cicero, Illinois and Pittsburgh, Pennsylvania. Brad Foote previously leased these properties for a portion of the year ended December 31, 2008 pursuant to a lease agreements dated August 22, 2007. Brad Foote acquired the Cicero property from BFG Cicero LLC, an Illinois limited liability company ("BFG Cicero") and acquired the Pittsburgh property from BFG Pittsburgh LLC, a Pennsylvania limited liability company ("BFG Pittsburgh") pursuant to two Real Property Purchase Agreements that were executed on February 14, 2008 and effective February 11, 2008 (together, the "Purchase Agreements"). The sole member of each of BFG Cicero and BFG Pittsburgh is BFG Acquisition LLC, an Illinois limited liability company whose sole member is the wife of one of the directors and Chief Executive Officer of the Company. The Purchase Agreements were entered into pursuant to 90-day options to purchase contained in each Lease Agreement. The options to purchase provided that Brad Foote could acquire the properties upon the terms of the Purchase Agreements, which were attached to the Lease Agreements as addenda.

        Broadwind negotiated the Lease Agreements and the Purchase Agreements with the LLCs in connection with Broadwind's agreement to acquire Brad Foote in August 2007. Brad Foote was formerly owned by Broadwind's Chief Executive Officer and director, J. Cameron Drecoll, and Brad Foote was acquired by Broadwind in an arms' length transaction. On December 13, 2007, Brad Foote provided notice of its intent to exercise its options to purchase the real estate parcels for $3,400,000, plus closing costs, as provided in the Purchase Agreements. Subsequent to such notice, and following approval by Brad Foote's disinterested directors, the parties agreed to reimburse the LLCs at closing for certain costs totaling $154,000, which the LLCs had incurred in connection with their purchase and sale of the properties. The total cost of the transactions, including aggregate closing costs of $80,000 and the reimbursement of $154,000 to the LLCs, was $3,634,000.

        Please refer to Note 19 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 for further discussion of the leases and consolidated variable interest entities, and for discussion of the acquisition of these properties.

  Director Financing Agreement

        On April 24, 2008, in accordance with a securities purchase agreement that was executed on April 22, 2008 (the "Beynon SPA"), Broadwind completed a private placement to Mr. Charles H. Beynon, who is a director and a member of the Audit Committee of the Board of Directors. Mr. Beynon purchased 62,814 shares of Broadwind common stock at $7.96 per share for a total purchase price of approximately $500,000. Broadwind will use the proceeds of the Beynon SPA along with the proceeds from the April 2008 Agreement with Tontine for general working capital requirements, capital expansion projects and to undertake certain acquisitions.

  Tax Payments in connection with Acquisition of Brad Foote

        In June 2008, the Company reimbursed the former owners of Brad Foote, including J. Cameron Drecoll, a Director of the Company and its Chief Executive Officer, for the Section 338(h)(10) elections made by such former owners in the aggregate amount of approximately $2,800,000 pursuant to the terms of the Stock Purchase Agreement dated as of August 22, 2007 pursuant to which Brad Foote was acquired by the Company (the "Brad Foote Purchase Agreement"). Prior to its acquisition by the Company, Brad Foote had operated as a Subchapter S corporation under the IRC. A final determination has not been made regarding all tax liabilities in respect of the period prior to the Company's acquisition of Brad Foote, the 338(h)(10) elections made in connection with the acquisition and the parties' corresponding obligations under the Brad Foote Purchase Agreement, and the

Company may be obligated to make additional payments to or on behalf of the former owners of Brad Foote or become entitled to reimbursements from or on behalf of such former owners.

EXECUTIVE OFFICERS

        The names and ages of all our executive officers and the positions held by each with the Company are as follows:

Name	Age	Position
J. Cameron Drecoll	54	Chief Executive Officer
Matthew J. Gadow	37	Executive Vice President and Chief Financial Officer
Lars Moller	41	Executive Vice President and Chief Operating Officer
Robert A. Paxton	35	Senior Vice President, Human Resources
J.D. Rubin	32	Vice President, General Counsel and Secretary

        John Cameron Drecoll has served as our Chief Executive Officer and also as a director since October 19, 2007. He was appointed to these positions in connection with our acquisition of Brad Foote on October 19, 2007, where Mr. Drecoll held the positions of majority stockholder and Chief Executive Officer since 1996. Mr. Drecoll has more than 30 years of experience in the industrial manufacturing segment. Prior to acquiring Brad Foote, Mr. Drecoll was a Vice President of Regal Beloit Corporation, a public company that designs, manufactures and markets industrial power transmission equipment. In that role he specialized in integration and turnaround of new acquisitions. During his 15 years at Regal Beloit, the company enjoyed a five-fold increase in sales. Mr. Drecoll served on the Board of Directors of the American Gear Manufacturer Association and served as Chairman in 2003. Mr. Drecoll received a Mechanical Engineering degree and a Masters of Business Administration from Marquette University.

        Matthew J. Gadow has served as our Executive Vice President and Chief Financial Officer since May 1, 2008 and served as our Executive Vice President of Strategic Planning from October 2007 to May 2008. Prior to joining the Company, Mr. Gadow was Executive Vice President and Chief Financial Officer of DMI for nearly five years. Prior to working at DMI, Mr. Gadow worked for eight years as an operational finance director at several manufacturing locations under the Norwood Promotional Products of companies. Mr. Gadow is a certified public accountant and spent several years in public accounting after earning his undergraduate degree from Texas Lutheran University. Mr. Gadow also serves on the Finance Committee of the American Wind Energy Association.

        Lars Moller has served as our Executive Vice President and Chief Operating Officer since May 1, 2008 and served as our Executive Vice President of Business Development from October 2007 to May 2008. Prior to joining the Company, Mr. Moller was President of DMI Industries, a wind tower manufacturer based in West Fargo, North Dakota ("DMI") from January 2003 to October 2007. Mr. Moller began his career with Bonus Energy (now Siemens Wind Power) in 1986 and held senior management positions with Vestas American and Difko (now enXco). Mr. Moller serves on the boards of both the American Wind Energy Association and Canadian Wind Energy Association.

        Robert A. Paxton has served as our Senior Vice President, Human Resources since June 30, 2008. Prior to joining the Company, Mr. Paxton worked for consumer brand Whirlpool Corporation from June 2002 to June 2008 where he held several human resources leadership positions at locations worldwide. Mr. Paxton completed his tenure at Whirlpool Corporation as Vice President, Human Resources. Mr. Paxton began his career with global energy producer BP, where he held various human resources leadership positions from June 1995 to June 2002. Mr. Paxton earned his undergraduate degree from Ohio University and holds an MBA from the University of Houston-Victoria.

        J.D. Rubin has served as our Vice President, General Counsel and Secretary since June 30, 2008. Prior to joining the Company, Mr. Rubin was with the Chicago-based law firm of Barack Ferrazzano

Kirschbaum & Nagelberg LLP, where he practiced corporate and securities law from September 2003 to June 2008. Mr. Rubin earned his undergraduate degree from the University of Wisconsin-Madison and his law degree from Northwestern University School of Law.

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis describes the material elements of the Company's compensation practices for its named executive officers. For 2008, the Company's named executive officers consist of the Chief Executive Officer, the Chief Financial Officer and the three other executive officers who received the highest amount of total compensation in 2008. For purposes of this section, "named executive officers" refers to Mr. J. Cameron Drecoll, Chief Executive Officer, Mr. Matthew J. Gadow, Executive Vice President and Chief Financial Officer, Mr. Lars Moller, Executive Vice President and Chief Operating Officer, Mr. Robert A. Paxton, Senior Vice President, Human Resources, and Mr. J.D. Rubin, Vice President and General Counsel. Mr. Steven A. Huntington served as Chief Financial Officer for a portion of 2008 and has also been included in this Compensation Discussion and Analysis.

Role of Compensation Consultant

        Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. In August 2008, the Compensation Committee engaged Hewitt Associates LLC ("Hewitt"), an outside global human resources consulting firm, as its independent outside consultant to advise the Compensation Committee on compensation matters. Since being retained, Hewitt has assisted the Compensation Committee with the following:

  •
  Development of a formal compensation philosophy;

  •
  Development of a custom peer group;

  •
  A competitive compensation review with respect to the Chief Executive Officer and other executives;

  •
  Development of a formalized total compensation structure taking into consideration the compensation philosophy, market data, and performance goals;

  •
  Analysis of outside director compensation; and

  •
  Preparation of other analyses and providing advice on other aspects of the Company's executive compensation policies and programs as requested by the Compensation Committee.

Role of Executive Officers in Compensation Decisions

        The Board of Directors, based upon recommendations of the Compensation Committee, makes compensation decisions regarding the executive officers. The Compensation Committee approves equity grant recommendations. However, in making its decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Committee's activities in the following specific respects:

  •
  The Chief Executive Officer reports to the Compensation Committee with respect to his evaluation of the performance of the Company's senior executives, including the other named executive officers. Together with the Senior Vice President, Human Resources, he makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards.

  •
  The Chief Executive Officer, the Chief Financial Officer, and the Senior Vice President, Human Resources develop and recommend performance objectives and targets for the Company's incentive compensation programs. The Senior Vice President, Human Resources assists the Chairman of the Compensation Committee in developing meeting agendas and manages the preparation and distribution of pre-meeting informational materials on the matters to be considered.

  •
  The Chief Executive Officer, the General Counsel, and the Senior Vice President, Human Resources attend the Compensation Committee's meetings. Management generally does not attend the executive session of the Compensation Committee. However, there are times when the Compensation Committee requests that the Chief Executive Officer be present for all or a portion of an executive session.

Executive Compensation Philosophy and Objectives

        Until March 2009, the Company did not have a formalized compensation philosophy or structure adopted by the Board of Directors. Consequently, compensation levels for each member of the executive team were individually negotiated when each was hired. Since the beginning of its engagement in August 2008, Hewitt has worked with the Compensation Committee and management to develop a formalized compensation philosophy. In December 2008, the Compensation Committee approved and adopted a philosophy which is designed to be competitive in nature by providing executives with meaningful rewards, while maintaining alignment with stockholder interests, affordability, corporate values and important management initiatives. The philosophy, approved by the Board of Directors in March 2009, is specifically designed to:

  •
  Attract, motivate, and retain highly experienced executives who are vital to the Company's short- and long-term success, profitability, and growth;

  •
  Create alignment with executives and stockholders by rewarding executives for the achievement of strategic goals that successfully drive the operations of the Company and, thereby, enhance stockholder value;

  •
  Differentiate executive rewards based on actual individual and Company performance; and

  •
  Provide total compensation levels that are targeted between the 50th to 75th percentiles of competitive market practice based on the list of peer group companies set forth below. To achieve this, base salaries are structured using the 50th percentile of market practice as a guideline, annual bonus opportunities are targeted between the 50th to 75th percentiles of market practice, and long-term incentives are structured using the 50th percentile of market practice as a guideline.

        In accordance with this philosophy, the Compensation Committee believes that the executive compensation package should consist of cash and equity based compensation, including base salary, annual cash incentives and long-term equity-based incentives.

Setting Executive Compensation

        The Compensation Committee plans to structure the Company's executive compensation plans and programs based on the above stated compensation philosophy and objectives. In furtherance of this, the Compensation Committee asked Hewitt to provide relevant market data as well as alternatives to consider when making compensation decisions for the executive officers.

        To assist in making compensation decisions, the Compensation Committee worked with Hewitt on developing a peer group of 26 companies whose executive compensation programs would be analyzed for benchmarking purposes. Due to the specialized business of the Company, there are very few direct peers. Therefore, additional critical factors were considered in selecting companies for the peer group including annual revenue, revenue growth, recent IPOs, and industry competitors for talent, customers and investors. Based on these and other factors, the following companies were selected to comprise the custom peer group:

Altra Holdings Inc.	Esco Technologies Inc.	Powell Industries Inc.
American Commercial Lines	Franklin Electric Co., Inc.	RBC Bearings Inc.
Ameron International Corp.	Gardner Denver Inc.	Regal-Beloit Corp.
Astec Industries Inc.	GE Energy Services	Robbins & Myers Inc.
Brush Engineered Materials	Graco Inc.	Texas Industries Inc.
Coleman Cable Inc.	GT Solar Intl Inc.	Titan Machinery Inc.
Colfax Corp.	Infinera Corp.	Valmont Industries Inc.
Curtiss-Wright Corp.	Opnext Inc.	VeraSun Energy Corp.
Edison Mission Group	Otter Tail Corp.

        For comparison purposes, the Company's annual revenues are below the median revenues of the peer group of $841 million. Because of the variance in size among the companies comprising the peer group, regression analysis is used to adjust the compensation data for differences in company revenues. This adjusted value is used as the basis of comparison of compensation between the Company and the companies in the peer group. The Company uses this approach to competitive benchmarking because the Company believes that its senior executives have skills that are transferable across industries, and this approach allows the Company to better attract, retain and appropriately reward its executives.

Elements of Compensation

Overview and Analysis

        In 2008, the primary components of Broadwind's compensation program were base salary and annual incentives. Long-term equity incentives were granted to executives on an ad hoc basis, generally in connection with being hired by the Company, rather than as part of an ongoing, formalized long-term plan. Moving forward, a formalized long-term incentive plan will be incorporated into the overall executive compensation structure. As stated above, each element of Broadwind's compensation program in 2008 was negotiated with each executive on an individual basis. Starting in 2009, compensation will be delivered through a more formalized compensation structure for each element based, in part, on competitive market levels among the Company's peer group.

Components

Base Salary

        The Company provides named executive officers and other employees with a base salary to compensate them for services rendered during the year. As previously stated, base salaries for 2008 were individually negotiated when each executive was hired. In October 2008, the Compensation Committee reviewed the salaries of Messrs. Moller and Gadow. The Compensation Committee determined that Messrs. Moller and Gadow, both of whom were hired in October 2007 and had concluded their first full year of service at Broadwind, should receive increases in their base salaries. The Compensation Committee based its decision to increase their salaries on individual performance related to the establishment of Broadwind's corporate structure, acquisition leadership, brand development, operational expansion and the benchmark competitive market data of the peer group companies provided by Hewitt. Mr. Moller's salary was increased from $250,000 to $350,000 and Mr. Gadow's base salary was increased from $250,000 to $300,000. The salary increases went into effect on October 23, 2008. Mr. Moller and Mr. Gadow will not be reviewed again for purposes of base salary until after the completion of the 2009 fiscal year. Starting in 2010, they will be reviewed each year at the same time as the other named executive officers.

        Mr. Drecoll elected not to receive a base salary increase in 2008. In addition, Messrs. Paxton and Rubin became employed by the Company in 2008 and their respective base salaries were negotiated in connection with their offers of employment with the Company. Mr. Huntington served as the Company's Chief Financial Officer from April 23, 2007 through April 30, 2008. Effective May 1, 2008, Mr. Huntington began serving as Vice President of Finance of Tower Tech. As of May 1, 2008, Mr. Huntington's annual base salary was adjusted to $130,000.

        The following chart summarizes the base salaries for the named executive officers during 2008:

Executive	Beginning of FY Salary	End of FY Salary	End of FY Salary Variance from 50th Percentile of Peer Group
J. Cameron Drecoll	$250,000	$250,000	-50.4%
Lars Moller	$250,000	$350,000	-5.7%
Matthew J. Gadow	$250,000	$300,000	+1.2%
Robert A. Paxton	N/A	$245,000	-2.1%
J.D. Rubin	N/A	$215,000	-17.6%
Steven Huntington	$175,000	$130,000	N/A

        Beginning in 2009, in accordance with the new formalized compensation structure, the Compensation Committee will review base salaries for all named executive officers at the beginning of each year. Annual salary increases will be based on an evaluation of each individual's performance against goals set forth in a performance appraisal document for each such executive officer and on his or her level of pay compared to that of similarly situated executives in the peer group, as indicated by the market data. Base salary levels will be targeted to approximate the median of the peer group. Actual base salaries may be higher or lower than the median based on skillset, prior experience, external pressures to attract and retain talent, and compensation paid to other executives and otherwise determined by the Board of Directors.

Annual Incentives

        The annual bonus opportunity for named executive officers in 2008 was discretionary and was determined by the Compensation Committee based on the recommendation of the Chief Executive Officer and individual and Company performance criteria established by the Compensation Committee such as integration of acquired subsidiaries, building Broadwind's corporate structure, building customer and other relationships and establishing the corporate identity of the Company. No formal structure was in place and specific bonus targets were not set. Further, certain named executive officers entered into employment agreements with the Company during the year. The agreements for Messrs. Drecoll, Moller, Gadow, Paxton and Rubin all provide for a bonus as set forth in a written plan or other written arrangement adopted by the Company.

        In October 2008, Messrs. Moller and Gadow received bonus payouts upon the completion of their first full year of service with the Company. The cash awards were granted by the Compensation Committee based on subjective measures regarding the individual performance of each of Messrs. Moller and Gadow as well as the performance of the Company related to the establishment of its corporate structure, acquisition leadership, brand development and operational expansion. Mr. Moller had a bonus opportunity of $250,000 stated in his employment agreement and received a bonus payout of $250,000. Mr. Gadow had a bonus opportunity of $250,000 stated in his employment agreement and received a bonus payout of $230,000.

        In March 2009, Messrs. Paxton and Rubin received bonus payouts upon the completion of the 2008 fiscal year. Mr. Paxton had a 2008 bonus opportunity of $245,000 stated in his employment agreement and was granted a cash award of $120,000 and an award of immediately vested RSUs with an economic value equivalent to $70,000. Mr. Rubin had a 2008 bonus opportunity of $215,000 stated in his employment agreement and was granted an award of immediately vested RSUs with an economic value equivalent to $75,000. The awards were granted by the Compensation Committee based on subjective measures regarding Messrs. Paxton's and Rubin's individual performance as well as corporate performance and negotiations that took place in connection with each individual's respective offer of employment. In addition to the annual bonus awards, Mr. Paxton received a sign-on bonus of $150,000 and Mr. Rubin received a sign-on bonus of $25,000 after starting employment with the company. Mr. Drecoll elected not to be considered for an annual bonus award for 2008. Mr. Huntington did not receive an annual bonus award for 2008.

        On March 11, 2009, the Board of Directors reviewed and approved the Company's Executive Short-Term Incentive Plan (the "STIP"), which is designed to reward senior executives of the Company and its subsidiaries. As described in greater detail below, any payouts made pursuant to the STIP will be made in 2010 for performance in 2009.

        Pursuant to the STIP, the Compensation Committee determines which eligible executives participate in the STIP. Under the terms of the STIP, the Compensation Committee administers the STIP with full power and authority and determines categories of incentive awards, based on employment responsibilities, that will be available under the STIP for a given year. The Compensation Committee also establishes a target incentive level (and may, in its discretion, set a minimum, or threshold, level) with respect to each category of incentive award that will apply to participants in the STIP for such year.

        Unless otherwise determined by the Compensation Committee, all incentive awards under the STIP will be paid in cash. The STIP may be amended or terminated at any time by the Board. The Compensation Committee may, in its sole discretion, reduce or eliminate an incentive award under the plan at any time and for any reason.

        Structure for 2009

        In March 2009, the Board of Directors approved the STIP, which had previously been reviewed and recommended by the Compensation Committee. Under the STIP, executive officers will have an annual target bonus that is a fixed percentage of salary based on the Company's compensation philosophy targeting annual bonus opportunities between the 50th and 75th percentiles of market practice of the peer group companies. For 2009, the targeted amounts for named executive officers range from 70 to 100 percent of base salary, as follows:

Named Executive Officer	Targeted Annual Incentive (as a percentage of Base Salary)
Mr. J. Cameron Drecoll	100%
Mr. Matthew J. Gadow	80%
Mr. Lars Moller	80%
Mr. Robert A. Paxton	70%
Mr. J.D. Rubin	70%

        To ensure that annual incentive pay is based on performance, a threshold and maximum payout level will also be established. For performance at threshold level, executives will earn a bonus of 50% of target. For performance at or above maximum level, the payout will be 175% of target. Performance above the threshold level but below the maximum level will earn a bonus of between 50% and 175% of target. For performance below threshold, no bonus will be earned.

        Each year the Compensation Committee will set incentive goals based upon financial and individual performance. For corporate executives, 80% of the bonus payout will be based on corporate financial measures and 20% on achievement of individual goals and objectives.

        Key financial metrics in determining 2009 financial performance are Earnings Before Interest, Taxes, Depreciation, Amortization and Share-based Compensation Expense ("EBITDAS") and EBITDAS Return on Invested Capital ("EBITDAS ROIC") and the determination of the percentage of the bonus payout levels for financial performance is predicated on achieving certain levels of EBITDAS and EBITDAS ROIC based on the Company's budget projections for 2009.

Long-Term Incentives

        In 2008, the Company granted stock options and RSUs to some of its named executive officers. Stock options were only granted upon the hiring of the named executive officers. Given the timing of when certain executives were hired in 2008 and the change in economic conditions that immediately followed, many of the initial grants were made at share prices substantially higher than the share price of the Company's common stock underlying such grants, resulting in the grants providing limited retention value. Therefore, in October 2008, the Compensation Committee decided that it was in the Company's best interest to grant RSUs to certain executives for retention purposes. Details of the grants are reported in the Grants of Plan-Based Awards table.

        In December 2008, the Compensation Committee approved and recommended to the Board of Directors a formalized long-term incentive program that is designed to reward executive officers through stock-based awards for performance over time. The Board of Directors approved the program in March 2009 based upon the recommendation of the Compensation Committee. The Compensation Committee believes that equity-based compensation ensures that executives have a continuing stake in the Company's long-term success while providing a vehicle to retain highly-experienced executives who are vital to the Company's short- and long-term success, profitability and growth.

        The long-term incentive program utilizes two different long-term incentive vehicles: stock options and RSUs. Stock options and RSUs were selected in order to deliver market-competitive long-term incentive opportunities that are targeted at the median of the peer group, and to encourage the behaviors and long-term perspective necessary for creating stockholder value. For each long-term incentive program participant, a targeted economic value to be delivered will be determined based on peer group market data. The long-term incentive grant will then be calculated to deliver the targeted economic value evenly between stock options and RSUs. For 2009, the targeted economic value for named executive officers range from 60 to 140% of base salary, as follows:

Named Executive Officer	Targeted Long-Term Incentive (as a percentage of Base Salary)
J. Cameron Drecoll	130 to 140%
Lars Moller	80 to 110%
Matthew J. Gadow	80 to 110%
Robert A. Paxton	60 to 70%
J.D. Rubin	60 to 70%

Stock Options

        The Compensation Committee selected stock options as a long-term incentive vehicle to:

  •
  Align the financial interests of executives with those of stockholders;

  •
  Promote the growth of the Company's stock price by offering executives a financial stake; and

  •
  Maintain a competitive level of compensation.

        Grant Size

        The number of stock options granted will be determined based on delivering 50% of the long-term economic value of each named executive officer's long-term incentive award, as approved by the Compensation Committee. The actual number of stock options granted to each named executive officer will be determined using a Black-Scholes option valuation methodology.

        Grant Timing and Price

        In 2009 the Company anticipates that stock option long-term incentive grants will be reviewed, discussed and approved at a regularly scheduled Compensation Committee meeting in the second quarter of 2009. Starting in 2010, stock option long-term incentive grants will be reviewed, discussed and approved annually at a regularly scheduled Board of Directors or Compensation Committee meeting during the first quarter of the year or such other time determined by the Board of Directors or Compensation Committee. The exercise price of each stock option will be based on the closing stock trading price on the date of grant.

        Grant Design

        Stock options will generally vest 25% per year over a four-year period and have a term of ten years. Prior to the exercise of an option, the holder will have no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Restricted Stock Units (RSUs)

        The Compensation Committee selected RSUs as a long-term incentive vehicle to:

  •
  Retain key executives who are vital to the Company's short- and long-term success;

  •
  Promote higher levels of Company stock ownership by executives; and

  •
  Encourage long-term planning by the senior leadership team.

        Grant Size

        The number of RSU grants will be determined based on delivering 50 percent of the long-term economic value of each named executive officer's long-term incentive award, as approved by the Compensation Committee. The actual number of RSU grants to each named executive officer will be determined using a methodology that applies a discount for risks of forfeiture and vesting restrictions.

        Grant Timing and Design

        In 2009 the Company anticipates that RSU long-term incentive grants will be reviewed, discussed and approved at a regularly scheduled Compensation Committee meeting in the second quarter of 2009. Starting in 2010, RSU long-term incentive grants will be reviewed, discussed and approved annually at a regularly scheduled Board of Directors or Compensation Committee meeting during the first quarter of the year or such other time determined by the Board of Directors or Compensation Committee. RSUs will generally vest 25 percent per year over a four-year period.

Retirement Plans

        Effective January 1, 2009, the Company replaced all of its defined contribution 401(k) retirement savings plans with one defined contribution 401(k) safe harbor plan covering substantially all of the Company's non-union employees. Under the new plan, an eligible employee may elect to contribute a portion of their salary on a pre-tax basis, subject to federal statutory limitations. The plan requires the

Company to make basic matching contributions equal to 100% of the first 3% of the eligible participant's plan compensation contributed as elective deferral contributions and 50% of the next 2% of the eligible participant's plan compensation contributed as an elective deferral contribution. Under the plan, elective deferrals and basic company matching will be 100% vested at all times.

Severance and Change-of-Control Provisions

        The Company's employment agreements with each of the named executive officers contain severance and change of control provisions. These are more fully described below under "Potential Payments Upon Termination of Employment or Change of Control." The severance provisions are intended to protect senior executives from the loss of reasonably expected compensation and benefits if (i) the executive is terminated by the Company without cause or (ii) the executive terminates his or her employment with the Company for good reason. The Company believes the change of control provisions are in the best interests of stockholders by assuring that the Company will have the continued dedication of the executives in the event of a pending, threatened or actual change of control. The provisions are also intended to provide the Company's executives with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment and the opportunity to vest in their equity awards.

Health Benefits

        In 2008, the Company paid for 100% of the named executive officers' premiums for medical coverage. For all other employees, the Company paid either 100% or 75% of the premiums for medical coverage, depending on the subsidiary of the Company with which they were employed. Starting in 2009, all employees, including the named executive officers, must contribute 25% of the cost of medical coverage premiums to participate in the medical plan.

Stock Ownership Guidelines

        Currently, the Company does not have any stock ownership guidelines in place.

Tax Deductibility of Executive Compensation

        Section 162(m) of the IRC limits to $1,000,000 per year the deduction that a publicly held corporation may take for compensation paid to each of its chief executive officer and the three other most highly compensated employees other than the chief financial officer. An exception to this rule exists for compensation that is "performance-based," as defined in the IRC. Annual incentive awards are not currently structured to be "performance-based" for IRC purposes. Long-term incentive awards (the stock options) are designed to be "performance-based" for purposes of Section 162(m) and would not be subject to the deductibility limit. However, salaries, service-based RSUs, special employment and retention incentives, and special annual bonus payments do not qualify as "performance-based" compensation for this purpose.

        Although the Compensation Committee's policy is to structure compensation arrangements when possible in a manner that will avoid limits on deductibility, it is not a primary objective of the Company's compensation program. In the view of the Compensation Committee, meeting the objectives stated above is more important than the ability to deduct the compensation for tax purposes.

Report of the Compensation Committee of the Board of Directors on 2008 Compensation

        This report is submitted by the Compensation Committee of the Board of Directors.

        The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in this proxy statement.

Members of the Compensation Committee: James M. Lindstrom (Chair) Terence P. Fox Charles H. Beynon

Employment Agreements

        John Cameron Drecoll was appointed as the Company's Chief Executive Officer and a director on October 19, 2007, in connection with completion of the Brad Foote acquisition. Mr. Drecoll's employment agreement, which has a three-year term, provides for an annual base salary of $250,000, subject to review and upward adjustment by the Board on at least an annual basis. In addition, Mr. Drecoll will be eligible each year during the term of the employment agreement for an annual bonus based on individual and Company performance criteria to be established by the Board.

        Steven A. Huntington served as Broadwind's Chief Financial Officer from April 2007 to May 2008. Mr. Huntington was appointed to the position of Chief Financial Officer effective April 23, 2007, pursuant to a two-year employment agreement. Mr. Huntington's employment agreement originally provided for an annual base salary of $130,000, which the Board increased to $175,000 per annum on October 24, 2007. The employment agreement provided that Broadwind would pay supplemental and bonus compensation to Mr. Huntington as the parties mutually agreed, commensurate with industry standards. In addition, under the terms of his employment agreement, the Company reimbursed Mr. Huntington for $32,213 of relocation expenses during 2007. Mr. Huntington's employment agreement was terminated by mutual consent of the parties effective May 1, 2008, and as of that date he began serving as Vice President of Finance of Tower Tech with an adjusted base salary of $130,000.

        Lars Moller was hired on October 22, 2007 to serve as Executive Vice President of Business Development and was appointed on March 26, 2008 to be the Company's Executive Vice President and Chief Operating Officer effective immediately. Mr. Moller's employment agreement has a three-year term with automatic renewal for successive one-year periods and provides for an annual base salary of $350,000, which is subject to review and adjustment at least annually, except that no adjustment shall be made prior to March 1, 2010. In addition, for 2008, Mr. Moller was eligible for an annual bonus in accordance with goals as mutually agreed upon in advance between Mr. Moller and the Company. For 2009 and thereafter, Mr. Moller will be eligible for an annual bonus as set forth in a written plan or other arrangement adopted by the Company.

        Matthew J. Gadow was hired on October 22, 2007 to serve as Executive Vice President of Strategic Planning and was appointed on March 26, 2008 to be the Company's Executive Vice President and Chief Financial Officer effective May 1, 2008. Mr. Gadow's employment agreement has a three-year term with automatic renewal for successive one-year periods and provides for an annual base salary of $300,000, which is subject to review and adjustment at least annually, except that no adjustment shall be made prior to March 1, 2010. In addition, for 2008, Mr. Gadow was eligible for an annual bonus in accordance with goals as mutually agreed upon in advance between Mr. Gadow and the Company. For 2009 and thereafter, Mr. Gadow will be eligible for an annual bonus as set forth in a written plan or other arrangement adopted by the Company.

        Robert A. Paxton was hired on June 30, 2008 to serve as Senior Vice President, Human Resources. Mr. Paxton's employment agreement has a two-year term with automatic renewal for successive one-year periods and provides for an annual base salary of $245,000, which is subject to review and adjustment by the Company at least annually. In addition, for 2008, Mr. Paxton was eligible for an annual bonus in accordance with goals as mutually agreed upon in advance between Mr. Paxton and the Company. For 2009 and thereafter, Mr. Paxton will be eligible for an annual bonus as set forth in a written plan or other arrangement adopted by the Company.

        J.D. Rubin was hired on June 30, 2008 to serve as Vice President and General Counsel. Mr. Rubin's employment agreement has a two-year term with automatic renewal for successive one-year periods and provides for an annual base salary of $215,000, which is subject to review and adjustment by the Company at least annually. In addition, for 2008, Mr. Rubin was eligible for an annual bonus in accordance with goals as mutually agreed upon in advance between Mr. Rubin and the Company. For 2009 and thereafter, Mr. Rubin will be eligible for an annual bonus as set forth in a written plan or other arrangement adopted by the Company.

Termination of Employment Agreements

        The employment agreements of Messrs. Drecoll, Moller, Gadow, Paxton and Rubin provide that the terms may be shortened as follows: (i) by Broadwind for "cause" (as defined in the employment agreement), if the employee fails to cure the reasons that constitute "cause" within thirty calendar days of receiving notice from the Company; (ii) by Broadwind without "cause" upon thirty calendar days' written notice; or (iii) by the employee for "good reason" (as defined in the employment agreement), if Broadwind fails to cure the reasons that constitute "good reason" within thirty calendar days of receiving notice from the employee.

        The employment agreement of Mr. Drecoll provides that he will receive his base salary for a period of twelve months, plus other benefits for which he is eligible, if he is terminated without "cause" within one year of a "change of control" (as defined in the agreement). If the employment of Mr. Drecoll is terminated without "cause" or if he terminates his employment for "good reason," Broadwind will be obligated to pay to him his base salary for the remainder of the agreement's three-year term, or a period of twelve months, whichever is greater, plus other benefits for which he is eligible.

        The employment agreement of Mr. Moller provides that he will receive his base salary for a period of thirty-six months, plus other benefits for which he is eligible, if he is terminated without "cause" within one year of a "change of control" (as defined in the agreement). The employment agreements of Mr. Gadow, Mr. Paxton and Mr. Rubin provide that the executives would receive their base salaries for a period of twenty-four months, plus other benefits for which they are eligible, if they are terminated without "cause" within one year of a "change of control" (as defined in the agreement). If the employment of Mr. Moller, Mr. Gadow, Mr. Paxton or Mr. Rubin is terminated without "cause" or for "good reason," Broadwind would be obligated to pay the employee's then-current base salary for a period of eighteen months, plus other benefits for which they are eligible.

        Our executives' employment agreements also contain non-competition, non-solicitation and confidentiality provisions. Mr. Drecoll's employment agreement includes non-competition and non-solicitation covenants that continue for two years after termination of employment. The non-competition and non-solicitation provisions in the employment agreements of Messrs. Moller, Gadow, Paxton and Rubin continue for eighteen months after termination of employment. All of the agreements include provisions regarding confidentiality.

2008 Summary Compensation Table

        The table below sets forth certain information regarding annual and long-term compensation awarded, earned or paid for services in all capacities to the named executive officers of the Company for the years ended December 31, 2008 and December 31, 2007. Named executive officers include persons serving as principal executive officer during 2008, principal financial officer during 2008, executive officers who were serving as of December 31, 2008, received total compensation in excess of $100,000 for 2008 and, excluding the principal executive officer and principal financial officer, were among our three most highly compensated individuals (the "Most Highly Compensated Officers"), and additional individuals who would have been included as the Most Highly Compensated Officers but for the fact they were not serving in such capacity at the end of the year.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)		Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)		Total ($)
J. Cameron Drecoll(5)	2008	$250,000	—	(6)	—	—	$44,798		$294,798
Chief Executive Officer	2007	$52,083	—		—	—	—		$52,083

Matthew J. Gadow(7)	2008	$262,822	$230,000		$53,365	$397,600	$69,875		$1,013,662
Executive Vice President and Chief Financial Officer	2007	$37,212	—		—	$59,235	—		$96,447

Lars Moller(8)	2008	$266,154	$250,000		$53,365	$497,000	$62,481		$1,129,000
Executive Vice President and Chief Operating Officer	2007	$48,077	—		—	$74,044	$24,463		$146,584

Robert A. Paxton	2008	$117,788	$340,000	(10)	$11,146	$82,275	$192,558	(12)	$743,767
Senior Vice President, Human Resources	2007	—	—		—	—	—		—

J.D. Rubin	2008	$103,365	$100,000	(11)	$11,146	$82,275	$11,117		$307,903
Vice President and General Counsel	2007	—	—		—	—	—		—

Steven A. Huntington(9)	2008	$148,173	$0		$53,365	$28,300	$25,001		$254,839
Chief Financial Officer	2007	$98,307	—		—	$8,440	$35,200	(13)	$106,747

(1)
Bonuses awarded in 2008 were based on executive and Company performance as determined at the discretion of the Compensation Committee. The Board of Directors has approved a formalized annual incentive structure for 2009, as described in the Compensation Discussion and Analysis. Included in Messrs. Paxton's and Rubin's 2008 bonus totals are sign-on bonuses of $150,000 and $25,000, respectively.

(2)
Represents the amounts recognized for financial statement reporting purposes for each year in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS No. 123(R)), for RSU awards granted under the 2007 Plan during 2008, assuming no forfeitures. No awards were made under the 2007 Plan prior to 2007. The assumptions used to determine the valuation of the 2008 awards are discussed in Note 20 to our consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2008. See the table entitled "Outstanding Equity Awards at 2008 Year End" and the narrative discussion entitled "Material Terms of Equity Awards" for further information regarding equity awards.

(3)
Represents the amounts recognized for financial statement reporting purposes for each year in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS No. 123(R)), for outstanding option awards granted under the 2007 Plan during 2008 and 2007, assuming no forfeitures. No awards were made under the 2007 Plan prior to 2007. The assumptions used to determine the valuation of the 2008 awards are discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations and in Note 20 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 and in Note 18 to our consolidated financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2007. See the table entitled "Outstanding Equity Awards at 2008 Year End" and the narrative discussion entitled "Material Terms of Equity Awards" for further information regarding equity awards.

(4)
Please see the Details Behind All Other Compensation Column table, a separate table provided for additional information regarding these amounts.

(5)
Mr. Drecoll became Chief Executive Officer of Broadwind in October 2007, in connection with Broadwind's acquisition of Brad Foote.

(6)
Mr. Drecoll elected not to be considered for a bonus in 2008.

(7)
Mr. Gadow was hired as Executive Vice President of Strategic Planning in October 2007. On March 26, 2008, he was appointed to the position of Executive Vice President and Chief Financial Officer, effective May 1, 2008.

(8)
Mr. Moller was hired as Executive Vice President of Business Development in October 2007. On March 26, 2008, he was appointed to the position of Executive Vice President and Chief Operating Officer, effective immediately.

(9)
Mr. Huntington was hired as Chief Financial Officer in August 2007 and served in such capacity until May 1, 2008, on which date Mr. Gadow was appointed to that position. Mr. Huntington continues to serve as the Vice President of Finance of Tower Tech.

(10)
Mr. Paxton's bonus includes a $150,000 sign-on bonus, a $120,000 cash bonus paid in March 2009 and $70,000 of immediately vesting RSUs granted in March 2009 as part of his 2008 bonus payment.

(11)
Mr. Rubin's bonus includes a $25,000 sign-on bonus and $75,000 of immediately vesting RSUs granted in March 2009 as part of his 2008 bonus payment.

(12)
Includes $154,002 that was prefunded to a third party relocation service by the Company in connection with the Company's guaranteed buyout of Mr. Paxton's home. As of December 31, 2008, $4,039 was paid out of the prefunded account established with the third party relocation service. Depending on the sale price of Mr. Paxton's home, the Company may recover a portion of the prefunded amount.

(13)
Includes $32,213 of reimbursement for relocation.

Details Behind All Other Compensation Column

        The following table sets forth details concerning the information in the "All Other Compensation" column in the above 2008 Summary Compensation Table.

Name (a)	Registrant Contributions to Defined Contribution Plans (b)(1)	Health Insurance Premiums (c)(2)	Life/ Disability Insurance Premiums (d)(3)	Relocation Support (e)(4)	Total (f)
J. Cameron Drecoll	$833	$20,901	$23,064	$0	$44,798
Matthew J. Gadow	$7,584	$20,901	$1,405	$39,985	$69,875
Lars Moller	$0	$20,901	$1,955	$39,625	$62,481
Robert A. Paxton	$0	$10,451	$702	$181,405	$192,558
J.D. Rubin	$496	$10,451	$170	$0	$11,117
Steven A. Huntington	$2,695	$20,901	$1,405	$0	$25,001

  (1)
  Represents the 401(k) match the executive received from the Company.

  (2)
  Represents the company contribution to medical and dental insurance premiums.

  (3)
  Represents the company contribution to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

  (4)
  Represents the company expense related to executive relocation support.

Grants of Plan-Based Awards for 2008

        The following table sets forth information concerning plan-based awards to the named executive officers during 2008 as well as estimated future payouts under such plans.

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)(2)	All Other Option Awards: Number of Securities Underlying Options (#) (j)(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh) (k)(4)	Grant Date Fair Value of Stock and Option Awards (l)(5)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
J. Cameron Drecoll		—	—	—	—	—	—	—	—	—	—
Matthew J. Gadow		—	—	—	—	—	—	—	—	—	—
Lars Moller		—	—	—	—	—	—	—	—	—	—
Robert A. Paxton	7/2/08	—	—	—	—	—	—	—	75,000	18.20	822,750
	10/17/08	—	—	—	—	—	—	25,000	—	—	267,500
J.D. Rubin	7/2/08	—	—	—	—	—	—	—	75,000	18.20	822,750
	10/17/08	—	—	—	—	—	—	25,000	—	—	267,500
Steven A. Huntington		—	—	—	—	—	—	—	—	—	—

(1)
Bonuses awarded in 2008 were based on executive and Company performance as determined at the discretion of the Board of Directors. The Board of Directors has approved a formalized annual incentive structure for 2009, as described in the Compensation Discussion and Analysis.

(2)
This column reflects the number of time-vested shares of RSU awards granted to each of the named executive officers during 2008 under the 2007 Employee Incentive Compensation Plan. These restricted stock awards vest ratably in five annual installments.

(3)
This column reflects the number of stock options granted in 2008 to the named executive officers. These options vest and become exercisable ratably in five annual installments.

(4)
This column reflects the exercise price for the stock options granted, which was the closing price of Broadwind Common Stock on each of the respective grant dates.

(5)
This column reflects the grant date fair value of the restricted stock and stock options granted to the named executive officers in 2008. Amounts are calculated in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, Share-Based Payment. See note 20 of the notes to the consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2008 for information regarding the assumptions used in the valuation of equity awards.

Outstanding Equity Awards at 2008 Year End

        The following table sets forth information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer outstanding as of December 31, 2008.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
J. Cameron Drecoll	—	—	—	—	—	—		—	—	—
Matthew J. Gadow(1)	80,000	320,000	—	$8.10	10/22/2017	2,500	(4)	$11,250	—	—
Lars Moller(1)	100,000	400,000	—	$8.10	10/22/2017	2,500	(4)	$11,250	—	—
Robert A. Paxton(2)	—	75,000	—	$18.20	7/2/2018	25,000	(5)	$112,500	—	—
J.D. Rubin(2)	—	75,000	—	$18.20	7/2/2018	25,000	(5)	$112,500	—	—
Steven A. Huntington(3)	10,000	40,000	—	$4.60	8/20/2017	2,500	(4)	$11,250	—	—

(1)
Stock options granted on October 22, 2007, vest in five equal installments on October 22, 2008, October 22, 2009, October 22, 2010, October 22, 2011, and October 22, 2012.

(2)
Stock options granted on July 2, 2008, vest in five equal installments on July 2, 2009, July 2, 2010, July 2, 2011, July 2, 2012, and July 2, 2013.

(3)
Stock options granted on August 20, 2007, vest in five equal installments on August 20, 2008, August 20, 2009, August 20, 2010, August 20, 2011, and August 20, 2012.

(4)
50% of the RSUs vested upon the consummation of the Company's acquisition of Energy Maintenance Service, LLC on January 16, 2008. The remaining 50% of the RSUs vested one year from the consummation of such acquisition, January 16, 2009.

(5)
RSUs granted on October 17, 2008, vest in five equal installments on October 17, 2009, October 17, 2010, October 17, 2011, October 17, 2012, and October 17, 2013.

(6)
Column (h) based on December 31, 2008 closing market price of $4.50.

Option Exercises and Stock Vested at 2008 Year End

        The following table sets forth information concerning stock options exercised and stock vested at the end of 2008.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized(1) on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
J. Cameron Drecoll	—	—	—	—
Matthew J. Gadow	—	—	2,500	$27,250
Lars Moller	—	—	2,500	$27,250
Robert A. Paxton	—	—	—	—
J.D. Rubin	—	—	—	—
Steven A. Huntington	—	—	2,500	$27,250

(1)
Value realized was calculated based on the number of shares multiplied by $10.90 closing market price of the Company's stock on the date of vesting, January 16, 2008.

Potential Payments Upon Termination or Change in Control

        The following table sets forth information concerning potential payments due to named executive officers of the Company in the event of their termination and/or a change in control of the Company.

	Actual Payments
Name	Severance	Pro Rata Target Bonus Payment	Stock Option	Restricted Stock	LTI Plan Parachute	Retirement Benefit	Welfare Benefits	Outplace- ment	Excise Tax Liability	Aggregate Payments
J. Cameron Drecoll	$250,000	$0	$0	$0	$0	$0	$20,902	$0	$0	$270,902
Matthew J. Gadow	600,000	—	—	11,250	—	—	31,353	—	(87,443)	555,160
Lars Moller	1,050,000	—	—	11,250	—	—	31,353	—	(171,122)	921,481
Robert A. Paxton	490,000	—	—	112,500	—	—	31,353	—	—	633,853
J.D. Rubin	430,000	—	—	112,500	—	—	31,353	—	—	573,853
Total	$2,820,000	$0	$0	$247,500	$0	$0	$146,314	$0	$(258,564)	$2,955,248

        See "Termination of Employment Agreements" above for more information regarding potential payments due to named executive officers of the Company in the event of their termination and/or a change in control of the Company.

 AMENDMENT TO THE BROADWIND ENERGY, INC. 2007 EQUITY INCENTIVE PLAN
TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR
ISSUANCE UNDER THE PLAN TO 5,500,000
(Proposal No. 2)

        The Board of Directors recommends that the stockholders approve an amendment to the 2007 Plan to increase the number of shares of the Company's common stock authorized to be granted under the 2007 Plan by 2,000,000 shares, from 3,500,000 shares to 5,500,000 shares. Upon the recommendation of the Compensation Committee, the Board of Directors has approved such amendment and has directed that it be submitted for stockholder approval at the Annual Meeting.

Background

        The Board of Directors originally adopted the 2007 Plan on August 20, 2007, and it was subsequently approved by the Company's stockholders on June 20, 2008. On August 8, 2008, the Board of Directors approved certain non-material amendments to the 2007 Plan that clarify the terms and conditions of restricted stock grants under the 2007 Plan and provide that the administrator of the 2007 Plan has the authority to effect future amendments to the 2007 Plan.

        The 2007 Plan currently provides for the issuance of up to 3,500,000 shares of the Company's common stock to employees, officers, directors, consultants and advisors of the Company or its subsidiaries. As of April 1, 2009, 1,399,091 shares of the Company's common stock remained available for issuance under the 2007 Plan.

        The Board of Directors believes that granting fairly priced stock options and other stock awards to officers, other key employees and directors is an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals' proprietary interest in Broadwind's success and enables the Company to attract and retain qualified personnel.

        The Compensation Committee, which administers the 2007 Plan, believes that there is an insufficient number of shares remaining for issuance under the 2007 Plan to effectively and appropriately incentivize the Company's employees, officers and directors. Accordingly, the Compensation Committee recommended and, on March 26, 2009, the Board of Directors approved an increase in the total number of shares of common stock reserved and available for issuance under the 2007 Plan by 2,000,000 shares, from 3,500,000 shares to 5,500,000 shares, subject to stockholder approval.

Description of the 2007 Plan

        The following is a general description of the material features of the 2007 Plan, as proposed to be amended, which is attached to this proxy statement as Exhibit A.

General

        Under the 2007 Plan, the Board or a committee appointed by the Board may award incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to those officers and employees of Broadwind (including the Company's subsidiaries and affiliates), or to directors of or consultants or advisors to Broadwind, whose performance, in the judgment of the Board or committee, can have a significant effect on the success of Broadwind. The number of eligible participants in the 2007 Plan varies from year to year at the discretion of the administrator of the 2007 Plan. All options and awards will comply with the requirements of Section 409A of the IRC, to the extent applicable.

Shares Available

        The 2007 Plan provides for the issuance of up to 3,500,000 shares of Broadwind common stock, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of common stock of Broadwind effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which Broadwind receives no consideration. If any options or stock awards granted under the 2007 Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants. The closing sale price of a share of Broadwind common stock was $7.74 on April 21, 2009.

Administration

        The 2007 Plan may be administered by the Board or a committee appointed by the Board. Any committee appointed by the Board to administer the 2007 Plan shall consist of at least two "non-employee" directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934) and, to the extent necessary for compliance with IRC Section 162(m), each such director shall also be an "outside director" (within the meaning of IRC Section 162(m) and the regulations issued thereunder).

        The Board has appointed the Compensation Committee as Administrator of the 2007 Plan. The Compensation Committee has broad powers to administer and interpret the 2007 Plan, including the authority to (i) establish rules for the administration of the 2007 Plan, (ii) select the participants in the 2007 Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards.

Term

        Incentive stock options may be granted pursuant to the 2007 Plan until August 20, 2017. Other awards may be granted pursuant to the 2007 Plan from time to time until the 2007 Plan is discontinued or terminated by the Administrator.

Types of Awards

  Options

        Options granted under the 2007 Plan may be either "incentive" stock options within the meaning of Section 422 of the IRC or "nonqualified" stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of Broadwind common stock on the date the option is granted. Generally, nonqualified stock options will be granted with a per share exercise price equal to the fair market value of a share of our common stock on the date the option is granted. The Administrator will determine the term of the option (which in the case of an incentive stock option, may in no event exceed ten years) and how it will become exercisable. Optionees may pay for shares upon exercise of option in cash, personal check, certified check, or, if approved by the Administrator, by delivering previously acquired shares of Broadwind common stock or by a combination thereof. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee's family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.

  Restricted Stock Awards and RSUs

        The Administrator is also authorized to grant awards of restricted stock and RSUs. Each restricted stock award or RSU granted under the 2007 Plan shall be for a number of shares as determined by the

Administrator, subject to the limitations set forth in the 2007 Plan, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse on a restricted stock award or for vesting of an RSU to occur. Recipients of restricted stock awards are entitled to vote the shares and receive any dividends with respect to the shares from the date the award is made. Conversely, prior to vesting of all or a portion of a restricted stock unit award, the recipient will not have the rights of a stockholder with respect to such shares. Restricted stock awards may not be transferred by a recipient, other than by will or the laws of descent or distribution, until the risks of forfeiture have lapsed.

  Performance Share Awards and Performance Units

        The Administrator is also authorized to grant performance awards, which are earned or become vested upon achievement of performance objectives established by the Administrator. Performance share awards generally provide the recipient with the opportunity to receive shares of Broadwind common stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if performance objectives are achieved over specified performance periods. Performance awards are non-transferable, other than by will or the laws of descent or distribution.

  Stock Appreciation Rights

        A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Broadwind common stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of Broadwind common stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.

Amendment

        The Board of Directors may, from time to time, suspend or discontinue the 2007 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of Broadwind, (ii) the 2007 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2007 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2007 Plan without the approval of the stockholders, to the extent such approval is required by applicable law or regulation. Furthermore, the 2007 Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the IRC.

Change in Control

        In the event of an acquisition of the Company through a "transaction" (as defined in the 2007 Plan), the Compensation Committee may provide for: (i) the equitable acceleration of the exercisability of any outstanding options or stock appreciation rights, the vesting and payment of any performance awards, or the lapsing of the risks of forfeiture on any restricted stock awards; (ii) the complete termination of the 2007 Plan, the cancellation of outstanding options or stock appreciation rights not exercised prior to a specified date, the cancellation of any performance award and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed; (iii) a cash payment to participants in an amount equal to, in the case of outstanding options or stock appreciation rights, the excess of the fair market value of the stock subject to any such options or stock appreciation rights on the date immediately preceding the effective date of any such transaction over the price per share of such options or stock appreciate rights, or, in the case of restricted stock awards or performance share awards, the excess of the fair market value of the stock subject to any such restricted stock awards or performance share awards on the date immediately preceding the effective date of such transaction; provided that, in lieu of such cash payment, the Board of Directors may distribute to participants shares of common stock of the Company or of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment and (iv) continuance of the Plan (x) with respect to the exercise of options or stock appreciation rights that were outstanding as of the date of adoption by the Board of Directors of such plan for such transaction and the right to exercise such options and stock appreciation rights as to an equivalent number of shares of the corporation succeeding the Company by reason of such transaction, (y) with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of the adoption by the Board of Directors of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction, and (z) with respect to performance awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

        For purposes of the 2007 Plan, a "transaction" means:

    •
    The sale of substantially all of the Company's assets and consequent discontinuance of its business;

    •
    An acquisition of 50% or more of the total combined voting power of all classes of securities of the Company; or

    •
    A merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise.

Federal Income Tax Matters

Options

        Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted pursuant to the 2007 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of Broadwind common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. Broadwind will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

        Incentive stock options granted under the 2007 Plan are intended to qualify for favorable tax treatment under Section 422 of the IRC. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of Broadwind. Broadwind ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards and RSUs

        Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a "Section 83(b)" election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. Broadwind normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        No taxable income is recognized at the time of grant of an RSU, and Broadwind will not be entitled to a tax deduction at such time. The recipient of an RSU will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by Broadwind, if any, and Broadwind generally will be entitled to a corresponding deduction. The recipient's basis in any shares delivered will be the fair market value of such shares on the date of settlement and the recipient's holding period will begin on the day after the date he or she recognizes taxable compensation with respect to the shares.

Performance Share and Performance Unit Awards

        A recipient of performance shares or performance units will recognize compensation taxable as ordinary income equal to the value of the shares of Broadwind common stock or the cash received, as the case may be, in the year that the recipient receives payment. Broadwind normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights

        Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Broadwind common stock or the cash received in the year that the stock appreciation right is exercised. Broadwind normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

        The amount and timing of awards granted under the 2007 Plan are determined in the discretion of the Administrator and therefore cannot be determined in advance. The future awards that would be received under the 2007 Plan by executive officers, other key employees and directors are not determinable at this time.

Stock Options Granted to Date Under the 2007 Plan

        The following table sets forth all of the stock options granted to date under the 2007 Plan to (i) each of the named executive officers, (ii) each nominee for election as a director, (iii) all current executive officers of the Company as a group, (iv) all current directors who are not executive officers as a group, (v) all employees, including all current officers who are not executive officers, as a group,

(vi) each associate of any of such directors, executive officers or nominees and (vii) each person who received or is to receive five percent (5%) of such options, warrants and rights.

Name	Number of Shares Subject to Stock Option Awards (#)
J. Cameron Drecoll	—
Matthew J. Gadow	400,000
Lars Moller	500,000
Robert A. Paxton	75,000
J.D. Rubin	75,000
Steven A. Huntington	50,000
James M. Lindstrom	—
Charles H. Beynon	35,000
Terence P. Fox	—
David P. Reiland	25,000
William T. Fejes, Jr.	—
Donald C. Naab	100,000
Peter W. Dawes	100,000
Executive Group (5 persons)	1,050,000
Non-Executive Director Group (5 persons)	60,000
Non-Executive Officer Employee Group (57 persons)	775,000

Securities Authorized For Issuance Under Equity Compensation Plans

        The following table provides certain information as of December 31, 2008 with respect to compensation plans under which shares of the Company's common stock are authorized for issuance.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	1,885,000	(1)	$11.23	1,615,000

Total	1,885,000		$11.23	1,615,000

(1)
Includes outstanding stock options to purchase shares of Company common stock and outstanding restricted stock awards pursuant to the 2007 Plan.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the approval of an amendment to the 2007 Plan to increase the number of shares of the Company's common stock authorized to be granted under the 2007 Plan by 2,000,000 shares, from 3,500,000 shares to 5,500,000 shares. Such approval requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

 RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 3)

        The Board of Directors recommends that the stockholders ratify the appointment of Grant Thornton LLP ("Grant Thornton") as the independent registered public accounting firm for the Company for the year ending December 31, 2009. Grant Thornton provided services in connection with the audit of our financial statements for the year ended December 31, 2008, assistance with our Annual Report submitted to the Securities and Exchange Commission on Form 10-K and filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting.

        A representative of Grant Thornton is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

        The following table sets forth the approximate fees billed by Grant Thornton in 2007 and 2008:

	2007	2008
Audit Fees	$390,989	$795,370
Audit-Related Fees	$252,599	$346,905
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$643,588	$1,142,275

        Audit Fees consist of fees billed by Grant Thornton in 2007 and 2008 for the audit of the December 31, 2007 and 2008 financial statements, respectively, attendance at Audit Committee meetings, review of financial statements included in our Quarterly Reports and in Current Reports relating to acquisitions, as well as review of correspondence with the SEC and Sarbanes-Oxley Section 404 advisory services.

        Audit-Related Fees for 2007 and 2008 consist primarily of fees billed by Grant Thornton for services in connection with accounting research, due diligence and assurance work related to mergers and acquisitions, as well as other services that are related to the performance of the audit of our financial statements and are not reported under Audit Fees.

        The Audit Committee has considered whether provision of the above audit-related services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining the registered public accounting firm's independence.

Pre-Approval of Audit Fees

        Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm. The Audit Committee pre-approved all such services in 2007 and 2008.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the ratification of the appointment of Grant Thornton as the independent registered public accounting firm for the Company. Such ratification requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders ("Insiders") are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely upon a review of the copies of such reports furnished to us during the year ended December 31, 2008, all Section 16(a) filing requirements applicable to Insiders were complied with.

OTHER BUSINESS

        Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

        Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 2010 Annual Meeting must be received by the Company no later than February 9, 2010 to be includable in the Company's proxy statement and related proxy for the 2010 Annual Meeting.

        Also, if a stockholder proposal intended to be presented at the 2010 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after April 25, 2010, then the persons named in the Company's proxy form for the 2010 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the stockholder proposal, if presented at the 2010 Annual Meeting, without including information about the proposal in the Company's materials.

FORM 10-K

        A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. BROADWIND ENERGY, INC. WILL FURNISH TO ANY STOCKHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO US FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE STOCKHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF BROADWIND COMMON STOCK ON APRIL 23, 2009, THE RECORD DATE FOR THE 2009 ANNUAL MEETING, AND SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT OUR PRINCIPAL ADDRESS.

Dated: April 29, 2009
Naperville, Illinois

 EXHIBIT A

BROADWIND ENERGY, INC.
2007 EQUITY INCENTIVE PLAN
(AS AMENDED THROUGH AUGUST 8, 2008)

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

          (a)   "Administrator" shall mean the Board of Directors of the Company (herein after referred to as the "Board"), or one or more Committees appointed by the Board, as the case may be.

          (b)   "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

          (c)   "Award" shall mean any grant of an Option, Restricted Stock or Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

          (d)   "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(d), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          (e)   The "Company" shall mean Broadwind Energy, Inc., a Delaware corporation.

          (f)    "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

          (g)   The "Internal Revenue Code" or "Code" is the Internal Revenue Code of 1986, as amended from time to time.

          (h)   "Option" means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

          (i)    "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

          (j)    The "Participant" means (i) a key employee or officer of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; (ii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; (iii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Restricted Stock or Restricted Stock Unit Award has been granted pursuant to Section 11; (iv) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a

  Performance Award has been granted pursuant to Section 12; or (v) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13.

          (k)   "Performance Award" shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

          (l)    "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. Performance Objectives may include, but shall not be limited to, any one, or a combination of, (i) revenue, (ii) net income, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) increase in revenue, (vii) increase in share price or earnings, (viii) return on investment, or (ix) increase in market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

          (m)  "Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

          (n)   "Performance Share" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (o)   "Performance Unit" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (p)   The "Plan" means the Broadwind Energy, Inc. 2007 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

          (q)   "Restricted Stock Award" shall mean any grant of restricted shares of Stock of the Company pursuant to Section 11 hereof.

          (r)   "Restricted Stock Unit Award" shall mean any grant of restricted stock units pursuant to Section 11 hereof.

          (s)   "Stock," "Option Stock" or "Common Stock" shall mean the common stock, $0.001 par value of the Company reserved for Options and Awards pursuant to this Plan.

          (t)    "Stock Appreciation Right" shall mean a grant pursuant to Section 13 hereof.

          (u)   A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company's outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

        It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan; through the granting of "nonqualified stock options" pursuant to Section 10 of this Plan; through the granting of Restricted Stock or Restricted Stock Unit Awards pursuant to Section 11 of this Plan; through the granting of Performance Awards pursuant to Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board. Any incentive stock options granted after adoption of the Plan by the Board shall be treated as nonqualified stock options if stockholder approval is not obtained within such twelve-month period.

SECTION 3.
EFFECTIVE DATE OF PLAN

        The Plan shall be effective as of the date of adoption by the Board, subject to approval by the stockholders of the Company as required in Section 2.

SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price, if any; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator shall from time to time, at its discretion and without approval of the stockholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards, or may grant

Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

        The Stock to be issued under this Plan shall consist of authorized but unissued shares of Common Stock. Three million five hundred thousand (3,500,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares reserved for Awards under this Plan shall be subject to adjustment as provided in Section 14 of the Plan; and provided, further, that all shares reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.
DURATION OF PLAN

        Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

SECTION 8.
PAYMENT

        Participants may pay for shares upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock, or any combination thereof. Any stock so tendered as part of such payment shall be valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time as may be required by generally accepted accounting principles.

        With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

 SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a)   Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(a), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company's Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b)   Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

          The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)   Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

          (d)   No Rights as Stockholder. A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by an incentive stock option until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 of the Plan).

          (e)   Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (f)    Other Provisions.    The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a)   Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

          (b)   Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)   Transferability. A nonqualified stock option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e)

  promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

          (d)   No Rights as Stockholder. A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a nonqualified stock option until the date the Participant is recorded on the stock transfer books of the Company as the owner of the Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 of the Plan).

          (e)   Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (f)    Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

        Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock/restricted stock unit agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

          (a)   Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock/Restricted Stock Unit Award.

          (b)   Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture or vesting conditions, if any, including risks of forfeiture or vesting conditions based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock/Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse or vesting conditions shall vest. The Administrator may, in its sole discretion and to the extent permitted by applicable tax and securities laws and regulations, accelerate the date on which the risks of forfeiture shall lapse or vesting conditions shall vest, but only with respect to those shares of Stock which are restricted as of the effective date of the acceleration.

          (c)   Issuance of Shares; Rights as Stockholder.

            (i)    With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificate and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a stockholder with respect to such shares.

            (ii)   With respect to a Restricted Stock Unit Award, as the vesting conditions on the Restricted Stock Units are satisfied, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such Restricted Stock Units. Until the vesting conditions on the Restricted Stock Units are satisfied, the Participant shall not be entitled to vote any shares of stock which may be acquired through the Restricted Stock Units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a stockholder with respect to such shares.

          (d)   Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock/Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock/Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock/Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (e)   Nontransferability. No Restricted Stock/Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock/Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock/Restricted Stock Unit Award shall terminate.

          (f)    Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
PERFORMANCE AWARDS

        Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written performance award agreement (the "Performance Award Agreement"). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

          (a)   Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

          (b)   Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

            (i)    the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

            (ii)   one or more Performance Objectives established by the Administrator;

            (iii)  the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

            (iv)  the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

            (v)   the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

          (c)   Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to Participant as a result of the grant of Performance Shares. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)   Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

          (e)   No Rights as Stockholder. A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Performance Award until the date Participant is recorded on the stock transfer books of the Company as the owners of the shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such transfer is actually recorded (except as otherwise provided in Section 14 of the Plan).

          (f)    Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
STOCK APPRECIATION RIGHTS

        Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the "Stock Appreciation Right Agreement"). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

          (a)   Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

          (b)   Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant.

          (c)   Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold Common Stock issuable to Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)   Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

          (e)   No Rights as Stockholder. A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

          (f)    Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14.
RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

        In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Administrator may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        Unless otherwise provided in the agreement evidencing an Award, in the event of an acquisition of the Company through: the sale of substantially all of the Company's assets and the consequent discontinuance of its business; an acquisition of 50% or more of the total combined voting power of all classes of securities of the Company; or a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a "transaction"), the Administrator may provide for one or more of the following:

          (a)   the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards;

          (b)   the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;

          (c)   that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (d)   that Participants holding outstanding Restricted Stock Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (e)   the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction;

          (f)    the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

          (g)   the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such transaction.

The Administrator may condition any acceleration of exercisability or other right to which Participant is not entitled upon any additional agreements from Participant, including, without limitation, a Participant agreeing to additional restrictive covenants (e.g., confidentiality, noncompetition, non-solicitation, non-circumvention, etc.) and Participant agreeing to continue to perform services for the Company, a successor or purchaser of all or any portion of the Company's business or related assets for substantially the same base salary for a period of up to six months.

The Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue

Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.
INVESTMENT PURPOSE

        No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

        As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

          (a)   In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          (b)   In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

          (c)   In the event of a transaction (as defined in Section 14 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

        The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 15.

SECTION 16.
AMENDMENT OF THE PLAN

        The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the stockholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 17.
NO OBLIGATION TO EXERCISE OPTION

        The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

Broadwind Energy, Inc. 47 East Chicago Avenue Suite 332 Naperville, Illinois 60540 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 9, 2009. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3. By signing the proxy, you revoke all prior proxies and appoint J. Cameron Drecoll, and Robert A. Paxton, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions. BROADWIND ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS Tuesday, June 9, 2009 8:00 a.m. Central Daylight Time Hilton Garden Inn 4449 Ridgemont Drive Abilene, TX 79606

COMPANY # TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Items 1, 2 and 3. 1. Election of directors: 01 J. Cameron Drecoll 04 Terence P. Fox Vote FOR Vote WITHHELD 02 James M. Lindstrom 05 William T. Fejes, Jr. all nominees from all nominees 03 Charles H. Beynon 06 David P. Reiland (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To approve an amendment to the Broadwind Energy, Inc. 2007 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan to 5,500,000. For Against Abstain 3. To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2009. For Against Abstain 4. To consider and act upon such other matters as may properly come before the meeting and any adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. Address Change? Mark Box Indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. ADDRESS BLOCK Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET – www.eproxy.com/bwen Use the Internet to vote your proxy until 12:00 p.m. (CT) on June 8, 2009. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on June 8, 2009. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

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BROADWIND ENERGY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
BROADWIND ENERGY, INC. Annual Meeting of Stockholders June 9, 2009
PROXY STATEMENT
INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS
ELECTION OF NOMINEES FOR DIRECTOR (Proposal No. 1)
CORPORATE GOVERNANCE
Audit Committee Report
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
AMENDMENT TO THE BROADWIND ENERGY, INC. 2007 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN TO 5,500,000 (Proposal No. 2)
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal No. 3)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
STOCKHOLDER PROPOSALS
FORM 10-K
EXHIBIT A
BROADWIND ENERGY, INC. 2007 EQUITY INCENTIVE PLAN (AS AMENDED THROUGH AUGUST 8, 2008)
SECTION 1. DEFINITIONS
SECTION 2. PURPOSE
SECTION 3. EFFECTIVE DATE OF PLAN
SECTION 4. ADMINISTRATION
SECTION 5. PARTICIPANTS
SECTION 6. STOCK
SECTION 7. DURATION OF PLAN
SECTION 8. PAYMENT
SECTION 9. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
SECTION 10. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
SECTION 11. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
SECTION 12. PERFORMANCE AWARDS
SECTION 13. STOCK APPRECIATION RIGHTS
SECTION 14. RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
SECTION 15. INVESTMENT PURPOSE
SECTION 16. AMENDMENT OF THE PLAN
SECTION 17. NO OBLIGATION TO EXERCISE OPTION